                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Partners of Spieker Properties, L.P.:

We have audited the accompanying consolidated balance sheets of Spieker Properties, L.P. (a California limited partnership) and subsidiaries as of December 31, 2000 and 1999, and the related consolidated statements of operations, partners' capital and cash flows for the years ended December 31, 2000, 1999 and 1998. These financial statements and the schedule referred to below are the responsibility of the management of Spieker Properties, L.P. Our responsibility is to express an opinion on these financial statements and the schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Spieker Properties, L.P. and subsidiaries as of December 31, 2000 and 1999, and the results of their operations and their cash flows for the years ended December 31, 2000, 1999 and 1998, in conformity with accounting principles generally accepted in the United States.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying schedule listed in the index to the financial statements is presented for purposes of complying with the Securities and Exchange Commission rules and is not a required part of the basic financial statements. This information has been subjected to the auditing procedures applied in our audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

ARTHUR ANDERSEN, LLP

San Francisco, California
January 29, 2001 (except with respect to the matter discussed in Note 16, as to which the date is February 22, 2001)

                            SPIEKER PROPERTIES, L.P.

                           CONSOLIDATED BALANCE SHEETS
                        AS OF DECEMBER 31, 2000 AND 1999
                             (dollars in thousands)

                                     ASSETS


                                                                                2000              1999
                                                                                ----              ----
INVESTMENTS IN REAL ESTATE:
  Land, land improvements and leasehold interests                           $   856,819       $   816,136
  Buildings and improvements                                                  3,329,281         3,174,430
  Construction in progress                                                      245,578           180,407
                                                                            -----------       -----------
                                                                              4,431,678         4,170,973
  Less-accumulated depreciation                                                (375,761)         (316,240)
                                                                            -----------       -----------
                                                                              4,055,917         3,854,733
  Land held for investment                                                       66,251           125,356
  Investment in mortgages                                                         8,827            18,725
  Property held for disposition, net                                            197,602            89,220
                                                                            -----------       -----------

      Net investments in real estate                                          4,328,597         4,088,034

CASH AND CASH EQUIVALENTS                                                        13,020            17,114

ACCOUNTS RECEIVABLE, net of allowance for doubtful accounts
  of $1,657 and $2,139 as of December 31, 2000 and 1999                          11,311             4,846

DEFERRED RENT RECEIVABLE                                                         36,008            22,911

RECEIVABLE FROM AFFILIATES                                                          327               144

DEFERRED FINANCING AND LEASING COSTS, net of accumulated
  amortization of $27,776 and $20,901 as of December 31, 2000 and 1999           74,234            59,655

FURNITURE, FIXTURES and EQUIPMENT, net of accumulated
  depreciation of $3,624 and $3,283 as of December 31, 2000 and 1999              5,899             5,107

PREPAID EXPENSES, DEPOSITS ON PROPERTIES AND OTHER ASSETS                        40,949            50,091

INVESTMENTS IN AFFILIATES                                                        17,943            20,583
                                                                            -----------       -----------
                                                                            $ 4,528,288       $ 4,268,485
                                                                            ===========       ===========


  The accompanying notes are an integral part of these consolidated statements.

                            SPIEKER PROPERTIES, L.P.

                           CONSOLIDATED BALANCE SHEETS
                        AS OF DECEMBER 31, 2000 AND 1999
                             (dollars in thousands)

                        LIABILITIES AND PARTNERS' CAPITAL

                                                                           2000            1999
                                                                           ----            ----
DEBT:
  Unsecured notes                                                       $1,936,500      $1,836,500
   Short-term borrowings                                                    61,619          63,012
  Mortgage loans                                                            56,738          97,331
                                                                        ----------      ----------
      Total debt                                                         2,054,857       1,996,843

ASSESSMENT BONDS PAYABLE                                                     6,875          10,172
ACCOUNTS PAYABLE                                                             8,575          13,548
ACCRUED REAL ESTATE TAXES                                                    3,106           2,628
ACCRUED INTEREST                                                            29,088          28,634
UNEARNED RENTAL INCOME                                                      33,156          33,244
DIVIDENDS AND DISTRIBUTIONS PAYABLE                                         54,195          46,977
OTHER ACCRUED EXPENSES AND LIABILITIES                                     114,231          76,192
                                                                        ----------      ----------
      Total liabilites                                                   2,304,083       2,208,238
                                                                        ----------      ----------
COMMITMENTS AND CONTINGENCIES (Note 12)

PARTNERS' CAPITAL:
  General Partner, $381,250 preferred liquidation preference             1,940,057       1,793,445
  Limited Partners, $75,000 preferred liquidation preference               284,148         266,802
                                                                        ----------      ----------
      Total Partners' capital                                            2,224,205       2,060,247
                                                                        ----------      ----------
                                                                        $4,528,288      $4,268,485
                                                                        ==========      ==========

           The accompanying notes are an integral part of these consolidated statements.

                            SPIEKER PROPERTIES, L.P.

                      CONSOLIDATED STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                 (dollars in thousands, except per unit amounts)


                                                                                      Year Ended December 31,
                                                                                      -----------------------
                                                                               2000            1999            1998
                                                                               ----            ----            ----
REVENUES:
  Rental revenues                                                           $ 744,499       $ 637,844       $ 542,430
  Interest and other income                                                     9,337           5,985          18,667
                                                                            ---------       ---------       ---------
                                                                              753,836         643,829         561,097
                                                                            ---------       ---------       ---------
OPERATING EXPENSES:
  Rental expenses                                                             162,762         144,826         124,847
  Real estate taxes                                                            51,533          47,920          42,196
  Interest expense, including amortization of deferred financing costs        133,040         120,726         116,335
  Depreciation and amortization                                               137,816         111,370          94,512
  General and administrative expenses                                          28,822          23,471          19,283
                                                                            ---------       ---------       ---------
                                                                              513,973         448,313         397,173
                                                                            ---------       ---------       ---------

    Income from operations before disposition of real estate                  239,863         195,516         163,924

GAIN ON DISPOSITION OF REAL ESTATE                                            140,051          58,454          22,015
                                                                            ---------       ---------       ---------
    Net income                                                                379,914         253,970         185,939

    Preferred Operating Partnership Unit distributions                         (5,766)         (7,904)         (8,543)

PREFERRED DIVIDENDS:
    Series A Preferred Stock                                                   (3,415)         (2,975)         (2,780)
    Series B Preferred Stock                                                  (10,041)        (10,041)        (10,041)
    Series C Preferred Stock                                                  (11,813)        (11,813)        (11,813)
    Series E Preferred Stock                                                   (8,000)         (8,000)         (4,600)
                                                                            ---------       ---------       ---------
    Net income available to General and Limited Partners                    $ 340,879       $ 213,237       $ 148,162
                                                                            =========       =========       =========

    General Partner                                                         $ 300,195       $ 187,322       $ 130,431
    Limited Partners                                                           40,684          25,915          17,731
                                                                            ---------       ---------       ---------
    Total                                                                   $ 340,879       $ 213,237       $ 148,162
                                                                            =========       =========       =========

NET INCOME PER COMMON OPERATING PARTNERSHIP UNIT:
    Basic                                                                   $    4.59       $    2.93       $    2.10
                                                                            =========       =========       =========
    Diluted                                                                 $    4.45       $    2.89       $    2.07
                                                                            =========       =========       =========
DISTRIBUTIONS PER COMMON OPERATING PARTNERSHIP UNIT:
    General Partner                                                         $    2.80       $    2.44       $    2.29
                                                                            =========       =========       =========
    Limited Partners                                                        $    2.80       $    2.44       $    2.29
                                                                            =========       =========       =========


  The accompanying notes are an integral part of these consolidated statements.

                            SPIEKER PROPERTIES, L.P.
                  CONSOLIDATED STATEMENTS OF PARTNERS' CAPITAL
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                             (dollars in thousands)


                                                                       General         Limited
                                                                       Partner         Partner            General
                                                                        Units            Units            Partner
                                                                     -----------      -----------       -----------
BALANCE AT DECEMBER 31, 1997                                          59,480,742        7,322,126       $ 1,493,828
  Contribution-Proceeds from sale of Series E Preferred Stock                 --               --            96,401
  Contribution-Proceeds from sale of Common Stock                      2,659,468               --           102,391
  Contribution-Common Stock issued for property                          165,985               --             6,900
  Contribution-Proceeds from Sale of Preferred Operating Units                --               --                --
  Conversion of Limited Partner units and Preferred Limited
    Partner interest to General Partner units                            368,727         (109,032)           10,840
  Contribution of property with Limited Partner units                         --        1,689,821                --
  Restricted Stock grant                                                 103,257               --             4,215
  Restricted Stock grant - deferred compensation                              --               --            (4,215)
  Exercise of Stock options                                              314,750               --             6,578
  Deferred Compensation amortization                                          --               --               730
  Allocation of Operating Partnership interests                               --               --            17,885
  Partner Common and Preferred distributions                                  --               --          (171,756)
  Net Income                                                                  --               --           159,665
                                                                     -----------      -----------       -----------
BALANCE AT DECEMBER 31, 1998                                          63,092,929        8,902,915         1,723,462
  Conversion of Limited Partner units and
    Preferred Limited Partner interest to General Partner units        1,645,299          (80,000)           60,499
  Restricted Stock grant                                                 100,559               --             3,515
  Restricted Stock grant-deferred compensation                                --               --            (3,515)
  Exercise of Stock options                                              122,265               --             2,755
  Deferred Compensation amortization                                          --               --             2,031
  Allocation of Operating Partnership interests                               --               --           (26,165)
  Partner Common and Preferred distributions                                  --               --          (189,288)
  Net Income                                                                  --               --           220,151
                                                                     -----------      -----------       -----------
BALANCE AT DECEMBER 31, 1999                                          64,961,052        8,822,915         1,793,445

  Conversion of Limited Partner units to General Partner units           219,806         (219,806)            8,577
  Contribution of property with Limited Partner units                         --          223,044                --
  Restricted Stock grant                                                 100,497               --             4,135
  Restricted Stock grant - deferred compensation                              --               --            (4,135)
  Exercise of Stock options                                              501,244               --            15,208
  Deferred Compensation amortization                                          --               --             3,785
  Allocation of Operating Partnership interests                               --               --             2,166
  Partner Common and Preferred distributions                                  --               --          (216,588)
  Net Income                                                                  --               --           333,464
                                                                     -----------      -----------       -----------
BALANCE AT DECEMBER 31, 2000                                          65,782,599        8,826,153       $ 1,940,057
                                                                     ===========      ===========       ===========





                                                                      Limited
                                                                      Partners            Total
                                                                     -----------       -----------
BALANCE AT DECEMBER 31, 1997                                         $   186,013       $ 1,679,841
  Contribution-Proceeds from sale of Series E Preferred Stock                 --            96,401
  Contribution-Proceeds from sale of Common Stock                             --           102,391
  Contribution-Common Stock issued for property                               --             6,900
  Contribution-Proceeds from Sale of Preferred Operating Units            73,124            73,124
  Conversion of Limited Partner units and Preferred Limited
    Partner interest to General Partner units                            (10,840)               --
  Contribution of property with Limited Partner units                     69,404            69,404
  Restricted Stock grant                                                      --             4,215
  Restricted Stock grant - deferred compensation                              --            (4,215)
  Exercise of Stock options                                                   --             6,578
  Deferred Compensation amortization                                          --               730
  Allocation of Operating Partnership interests                          (17,885)               --
  Partner Common and Preferred distributions                             (27,738)         (199,494)
  Net Income                                                              26,274           185,939
                                                                     -----------       -----------
BALANCE AT DECEMBER 31, 1998                                             298,352         2,021,814
  Conversion of Limited Partner units and
    Preferred Limited Partner interest to General Partner units          (61,966)           (1,467)
  Restricted Stock grant                                                      --             3,515
  Restricted Stock grant-deferred compensation                                --            (3,515)
  Exercise of Stock options                                                   --             2,755
  Deferred Compensation amortization                                          --             2,031
  Allocation of Operating Partnership interests                           26,165                --
  Partner Common and Preferred distributions                             (29,568)         (218,856)
  Net Income                                                              33,819           253,970
                                                                     -----------       -----------
BALANCE AT DECEMBER 31, 1999                                             266,802         2,060,247

  Conversion of Limited Partner units to General Partner units            (4,921)            3,656
  Contribution of property with Limited Partner units                      8,644             8,644
  Restricted Stock grant                                                      --             4,135
  Restricted Stock grant - deferred compensation                              --            (4,135)
  Exercise of Stock options                                                   --            15,208
  Deferred Compensation amortization                                          --             3,785
  Allocation of Operating Partnership interests                           (2,166)               --
  Partner Common and Preferred distributions                             (30,661)         (247,249)
  Net Income                                                              46,450           379,914
                                                                     -----------       -----------
BALANCE AT DECEMBER 31, 2000                                         $   284,148       $ 2,224,205
                                                                     ===========       ===========



  The accompanying notes are an integral part of these consolidated statements.

                            SPIEKER PROPERTIES, L.P.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                             (dollars in thousands)

                                                                                            Year Ended December 31,
                                                                                            -----------------------
                                                                                      2000            1999            1998
                                                                                      ----            ----            ----
CASH FLOWS FROM OPERATING ACTIVITES
  Net income                                                                      $   379,914     $   253,970     $   185,939
  Adjustments to reconcile net income to net cash provided by operating activities:
  Depreciation and amortization                                                       137,816         111,370          94,512
  Amortization of deferred financing costs                                              2,267           2,292           2,283
  Loss from affiliate                                                                     140             280             190
  Non-cash compensation                                                                 3,785             983              84
  Gain on disposition of real estate                                                 (140,051)        (58,454)        (22,015)
  Increase in accounts receivable and other assets                                    (31,929)        (14,340)        (15,077)
  Decrease (increase) in receivable from related parties                                 (183)             39             111
  Decrease in assessment bonds payable                                                   (973)         (1,268)         (1,012)
  Increase in accounts payable and other accrued expenses and
    liabilities                                                                        25,414          22,385          37,875
  Increase in accrued real estate taxes                                                   478             377           1,248
  Increase in accrued interest                                                            454           3,371           3,722
                                                                                  -----------     -----------     -----------
    Net cash provided by operating activities                                         377,132         321,005         287,860
                                                                                  -----------     -----------     -----------
CASH FLOWS FROM INVESTING ACTIVITIES
  Additions to properties                                                            (600,692)       (365,475)     (1,135,314)
  Proceeds from disposition of properties                                             382,043         199,186          73,538
  Reductions (additions) to deposits on properties, net                                29,966         (26,000)         37,920
  Additions to investments in mortgages and other                                      (8,985)             --         (11,610)
  Additions to investments in affiliates                                                   --              --         (13,574)
  Additions to leasing costs                                                          (27,406)        (19,206)        (18,300)
  Proceeds from investment in mortgages                                                12,595              --         257,142
  Distributions from affiliates                                                         2,500              --          29,825
                                                                                  -----------     -----------     -----------
    Net cash used for investing activities                                           (209,979)       (211,495)       (780,373)
                                                                                  -----------     -----------     -----------
CASH FLOWS FROM FINANCING ACTIVITES
  Proceeds from debt                                                                  376,619         605,000       1,096,500
  Payments on debt                                                                   (318,710)       (484,900)       (700,922)
  Payments of financing fees                                                           (4,333)         (1,311)         (3,395)
  Payments of dividends and distributions                                            (240,031)       (218,856)       (195,877)
  Capital contributions - sale of Preferred Stock, net of issuance costs                   --              --          96,401
  Capital contributions - sale of Common Stock, net of issuance costs                      --              --         102,391
  Capital contributions - stock options exercised and partnership units sold           15,208           2,755          79,703
                                                                                  -----------     -----------     -----------
    Net cash (used for) provided by financing activities                             (171,247)        (97,312)        474,801
                                                                                  -----------     -----------     -----------
    Net (decrease) increase  in cash and cash equivalents                              (4,094)         12,198         (17,712)

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                                         17,114           4,916          22,628
                                                                                  -----------     -----------     -----------

CASH AND CASH EQUIVALENTS AT END OF YEAR                                          $    13,020     $    17,114     $     4,916
                                                                                  ===========     ===========     ===========

  The accompanying notes are an integral part of these consolidated statements.

                            SPIEKER PROPERTIES, L.P.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999
               (dollars in thousands, except unit and share data)


1.  ORGANIZATION AND BASIS OF PRESENTATION

    As used herein, the terms "we", "us", "our", or the "Company" refer collectively to Spieker Properties, Inc., Spieker Properties, L.P. (the "Operating Partnership") and consolidated entities. Information contained herein referring to matters such as stock options, tax and REIT status and Funds from Operations pertains to Spieker Properties, Inc. This information has been provided for reference, as substantially all of the business activities of Spieker Properties, Inc. are conducted through the Operating Partnership and presentation of these items more fairly presents the operations of the consolidated entities. As of December 31, 2000, Spieker Properties, Inc. owned an approximate 88.2 percent general and limited partnership interest in the Operating Partnership.

    The Operating Partnership, a California limited partnership, was formed on November 10, 1993, and commenced operations on November 19, 1993, after Spieker Properties, Inc. completed its initial public offering on November 18, 1993. Spieker Properties, Inc. qualifies as a real estate investment trust, or REIT, under the Internal Revenue Code of 1986, as amended.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Consolidation

    Our consolidated financial statements include the consolidated financial position of the Operating Partnership and its subsidiaries as of December 31, 2000 and 1999, and its consolidated results of operations and cash flows for the years ended December 31, 2000, 1999 and 1998. Our investment in Spieker Northwest, Inc., an unconsolidated Preferred Stock subsidiary of the Company, and our investment in Spieker Griffin/W9 Associates, LLC, are accounted for under the equity method. All significant intercompany balances and transactions have been eliminated in the consolidated financial statements.

    Properties

    Properties are recorded at cost and are depreciated using the straight-line method over the estimated useful lives of the properties. The estimated lives are as follows:


          Land improvements and leasehold  interests             18 to 40 years
          Buildings and improvements                             10 to 40 years
          Tenant improvements                                    Term of the related lease


    The cost of buildings and improvements includes the purchase price of the property or interests in the property, and associated legal fees, acquisition costs, capitalized interest, property taxes and other costs incurred during the period of construction. All acquisitions are recorded using the purchase method of accounting.

    Expenditures for maintenance and repairs are charged to operations as incurred including planned major maintenance activities such as painting, paving, HVAC and roofing costs. We capitalize costs to be incurred and do not accrue in advance of planned major maintenance activity. Significant renovations or betterments, which extend the economic useful life of assets, are capitalized.

    Investments in real estate are stated at the lower of depreciated cost or estimated fair value. We periodically evaluate fair value for financial reporting purposes on a property by property basis using undiscounted cash flow. Impairment is recognized when estimated expected future cash flows (undiscounted and without interest charges) are less than the carrying amount of the property. To the extent that the carrying value exceeds the estimated fair value, a provision for decrease in net realizable value is recorded. Estimated fair value is not necessarily an indication of a property's current value or the amount that will be realized upon the ultimate disposition of the property. As of December 31, 2000 and 1999, none of the carrying values of the properties exceeded their estimated fair values. As of December 31, 2000 and 1999, the properties are located primarily in California and the Pacific Northwest. As a result of this geographic concentration, the operations of these properties could be adversely affected by a recession or general economic downturn where these properties are located.

    We own mortgage loans that are secured by real estate. Certain loans are with an affiliate of ours (see Note 4). We assess possible impairment of these loans by reviewing the fair value of the underlying real estate. As of December 31, 2000, the estimated fair value of the underlying real estate was in excess of our book value of the mortgage loans.

    Construction in Progress

    Project costs clearly associated with the development and construction of a real estate project are capitalized as construction in progress. In addition, interest, real estate taxes and other costs are capitalized during the period in which the property is under construction and until all costs related to the property's development are complete.

    Land Held for Investment


    Construction in progress costs related to land parcels that are either held for investment or are in the design and approval process as of December 31, 2000, were approximately $21,700.


    Property Held for Disposition


    We include in property held for disposition certain properties that do not have a strategic fit and which management has decided to sell. Included in the value of the properties are all costs associated with acquiring the property, any construction in progress, less any direct assessments and the accumulated depreciation. Property held for disposition is stated at lower of cost or estimated fair value less costs to sell.


    Cash and Cash Equivalents

    Highly liquid investments with an original maturity of three months or less when purchased are classified as cash equivalents.

    Deferred Financing and Leasing Costs

    Costs incurred in connection with financing or leasing are capitalized and amortized on a straight-line basis over the term of the related loan or lease. Unamortized financing and leasing costs are charged to expense upon the early payoff of financing or upon the early termination of the lease.

    Fair Value of Financial Instruments

    Based on the borrowing rates currently available to us, the carrying amount of debt approximates fair value (see Note 6 for further discussion). Cash and cash equivalents consist of demand deposits, certificates of deposit and overnight repurchase agreements with financial institutions. The carrying amount of cash and cash equivalents approximates fair value.

    New Accounting Pronouncements

    In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 133 (SFAS 133), "Accounting for Derivative Instruments and Hedging Activities," which establishes new standards for reporting derivative and hedging information. SFAS 133 requires that all derivatives be recognized as either assets or liabilities, at fair value, in the balance sheet. Derivatives that are not hedges must be adjusted to fair value through current earnings. Gains and losses on any derivative designated as part of a hedge transaction will either offset the income statement effect of the change in fair value of the hedged item, or be recognized in other comprehensive income, depending on the nature of the hedge. In June 1999, the FASB issued SFAS 137, "Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133," which deferred the effective date of SFAS 133 until fiscal years beginning after June 15, 2000. We will adopt SFAS 133 as of January 1, 2001. We do not believe the effect of adopting SFAS 133 will be material to the consolidated financial statements.

    In December 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 101 ("SAB 101"), "Revenue Recognition in Financial Statements." SAB 101 provides guidance on applying generally accepted accounting principles to revenue recognition issues in financial statements. We have adopted SAB 101 as required in 2000. SAB 101 did not have a material impact on our consolidated financial statements.

    Revenues

    All leases are classified as operating leases. Rental revenues are recognized on the straight-line basis over the terms of the leases. Deferred rent receivable represents the excess of rental revenue recognized on a straight-line basis over cash received under the applicable lease provisions. Reimbursements from tenants for real estate taxes and other recoverable operating expenses are recognized as revenue in the period the applicable expenses are incurred. Differences between estimated and actual amounts are recognized in the subsequent year.

    Interest and Other Income

    Interest and other income includes interest income on cash, cash equivalents, and investment in mortgages and management fee income.

    Net Income Per Unit


    Net income per share of common stock are as follows:



                                                                Years ended
                                                                December 31,
                                                   -------------------------------------
                                                       2000         1999        1998
                                                   -----------  -----------  -----------
Net income available to common
  stockholders -- Basic                                300,195      187,322      130,431
Series A Preferred Dividends                             3,415          743           --
                                                   -----------  -----------  -----------
Net income available to common
  stockholders -- Diluted                              303,610      188,065      130,431

Weighted average shares:
  Basic                                             65,401,668   63,984,711   62,113,712
  Stock options                                      1,545,146      693,826      764,283
  Series A Preferred Shares                          1,219,512      304,878           --
                                                   -----------  -----------  -----------
  Diluted                                           68,166,326   64,983,415   62,877,995
                                                   ===========  ===========  ===========

Net income per share of common stock:
  Basic                                            $      4.59  $      2.93  $      2.10
  Diluted                                          $      4.45  $      2.89  $      2.07


    Per unit amounts are computed using the weighted average units outstanding during the period. Additionally, earnings used in the calculation are reduced by dividends owed to preferred unit holders. The diluted weighted average units outstanding include the dilutive effect of outstanding stock options, using the Treasury Stock method, and Series A Preferred Stock. Series A Preferred Stock was dilutive during the year ended December 31, 2000, and during the last quarter of the year ended December 31, 1999, and antidilutive during the year ended December 31, 1998.

    Reclassifications

    Certain items in the 1999 and 1998 financial statements have been reclassified to conform to the 2000 presentation with no effect on results of operations.

    Use of Estimates

    The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  ACQUISITIONS AND DISPOSITIONS

    We acquired the following properties (the "2000 Acquisitions") during the year ended December 31, 2000:


                                                              Property       Month         Total Rentable       Initial
                  Project Name                 Location       Type (1)    Acquired          Square Feet      Cost (2) (3)
                  ------------                 --------       --------    --------          -----------      ------------
           Pacific Northwest
               Quadrant Plaza               Bellevue, WA          O         February               145,585     $    33,467
               I-90 Bellevue I & II         Bellevue, WA          O           May                  134,235          27,766
               Lincoln Center               Portland, OR          O         September              725,961         118,351
                                                                                                ----------      -----------
                                                                                                 1,005,781         179,584
           Peninsula/North Bay
               Larkspur Landing             Larkspur, CA          O         February               189,040           42,192
               Drake's Landing              Greenbrae, CA         O          August                121,470           37,459
                                                                                                -----------     -----------
                                                                                                   310,510           79,651
           Southern California
               The Tower in Westwood        Los Angeles, CA       O          October                206,936          58,099
                                                                                                -----------     -----------
                                            Total Acquisitions                                    1,523,227     $   317,334
                                                                                                ===========     ===========
    (1) O -- Office.

    (2) Represents the initial acquisition costs of the properties, excluding any additional repositioning costs.

    (3) All acquisitions were recorded using the purchase method of accounting.

    During 2000, in addition to the projects listed above, we acquired an asset to be redeveloped in Southern California at an initial cost of $11,500, and we acquired two parcels of land for development at an initial cost of $16,503.

    During 1999, we acquired 807,037 square feet of office property (252,449 in Southern California and 554,588 in the Pacific Northwest) at an initial cost of $129,191. We also acquired five land parcels (three are located in Northern California, one is in Southern California and one is in Oregon) at an initial cost of $48,800 to be used for future development.

    During 1998, we acquired 6,257,233 square feet of office and industrial property at an initial cost of $847,680.

    We disposed of the following properties, referred to as the Dispositions, during the year ended December 31, 2000:


                                                                                        Property       Month     Total Rentable
Project Name                               Region - Location                            Type (1)     of Sale      Square Feet
-----------------------------------------------------------------------------------------------------------------------------------
City Commerce Park                         Pacific Northwest - Seattle, WA                 I         January         179,413
Vasco Landing                              East Bay/Sacramento - Livermore, CA             L         January              --(2)
Front Street                               East Bay/Sacramento - Sacramento, CA            I         February         47,322
Woodinville Corporate Center I             Pacific Northwest - Woodinville, WA             I         February        170,793
Woodinville Corporate Center III           Pacific Northwest - Woodinville, WA             I         February        250,502
Commerce Park West III                     East Bay/Sacramento - Sacramento, CA            L         March                --(3)
12 Upper Ragsdale                          Silicon Valley - Monterey, CA                   I         May              17,592
Cascade Commerce Park                      Pacific Northwest - Seattle, WA                 I         May             340,125
Sea Tac Industrial Park                    Pacific Northwest - Seattle, WA                 I         May             186,259
Commerce Park West                         East Bay/Sacramento - Sacramento, CA            I         June             75,000


(1) I - Industrial, L - Land.
(2) Represents sale of approximately .8 acres.
(3) Represents sale of approximately 4.7 acres.


                                                                                    Property      Month         Total Rentable
Project Name                               Region - Location                        Type (1)     of Sale        Square Feet
-----------------------------------------------------------------------------------------------------------------------------------
11999 San Vicente                          Southern California - Los Angeles, CA       O          August              55,673
Riverside Business Center                  East Bay/Sacramento - Sacramento, CA        I          August             174,624
Seaport                                    East Bay/Sacramento - Sacramento, CA        I          August             199,553
South Center West Business Park            Pacific Northwest - Tukwila, WA             I          August             286,921
Stadium Business Park                      Southern California - Anaheim, CA           I          Aug/Sept           807,911
Western Metal Lath                         Southern California - Riverside, CA         I          August             161,588
21 Lower Ragsdale                          Silicon Valley - Monterey, CA               I          September           22,912
531 Getty Court (9)                        East Bay/Sacramento - Benicia, CA           I          September           66,816
535 Getty Court (9)                        East Bay/Sacramento - Benicia, CA           I          September           68,544
380 Industrial Court (9)                   East Bay/Sacramento - Benicia, CA           L          September               -- (4)
500-518 Stone Road (9)                     East Bay/Sacramento - Benicia, CA           I          September           51,297
521-531 Stone Road (9)                     East Bay/Sacramento - Benicia, CA           I          September          149,760
524 Stone Road (9)                         East Bay/Sacramento - Benicia, CA           I          September           67,392
533-537 Stone Road (9)                     East Bay/Sacramento - Benicia, CA           I          September          156,624
539 Stone Road (9)                         East Bay/Sacramento - Benicia, CA           I          September          122,000
601 Stone Road (9)                         East Bay/Sacramento - Benicia, CA           I          September           64,238
Benicia Commerce Center II                 East Bay/Sacramento - Benicia, CA           I          September          220,549
Overland Court II                          East Bay/Sacramento - Sacramento, CA        I          September          161,941
Sorrento Vista                             Southern California - Sorrento Mesa, CA     I          September          228,000
Enterprise Business Park I                 East Bay/Sacramento - Sacramento, CA        I          October            329,985
Enterprise Business Park II                East Bay/Sacramento - Sacramento, CA        I          October            174,600
North Market Business Center               East Bay/Sacramento - Sacramento, CA        I          October            106,833
Commerce Park West II Land                 East Bay/Sacramento - Sacramento, CA        L          October                 --  (5)
Port Plaza Land (3620 Industrial Blvd)     East Bay/Sacramento - Sacramento, CA        L          October                 --  (6)
Port Plaza Land (3760 Industrial Blvd)     East Bay/Sacramento - Sacramento, CA        L          October                 --  (7)
Port Plaza Land (3770 Industrial Blvd)     East Bay/Sacramento - Sacramento, CA        L          October                 --  (8)
100 Moffett                                Silicon Valley - Mountain View, CA          I          October             26,973
Fleetside Commerce Center                  East Bay/Sacramento - Benicia, CA           I          October            155,014
Fairfield Commerce Center                  East Bay/Sacramento - Fairfield, CA         I          October             98,784
Overland Court I                           East Bay/Sacramento - Sacramento, CA        I          October             98,496
Terminal Street Warehouse                  East Bay/Sacramento - Sacramento, CA        I          October            143,480
Concord North Commerce Center I            East Bay/Sacramento - Concord, CA           I          October            193,590
Concord North Commerce Center II           East Bay/Sacramento - Concord, CA           I          October             64,125
21 Mandeville Court                        Silicon Valley - Monterey, CA               I          December            14,664
Parkway Industrial                         Pacific Northwest - Portland, OR            I          December           176,634
Airport Way Commerce Park                  Pacific Northwest - Portland, OR            I          December           205,000
Northgate Business Park                    East Bay/Sacramento - Sacramento, CA        O          December            36,146
Northgate Business Park                    East Bay/Sacramento - Sacramento, CA        I          December           103,119

(1) I - Industrial, O - Office, L - Land.
(4) Represents sale of approximately 6.2 acres.
(5) Represents sale of approximately 6.8 acres.
(6) Represents sale of approximately 6.8 acres.
(7) Represents sale of approximately 2.9 acres.
(8) Represents sale of approximately 2.1 acres.
(9) Represents the continued disposition of projects in our Benicia Industrial Park property.

    Cash proceeds, net of closing costs, received from the dispositions were $382,043 for the year ended December 31, 2000. These proceeds were used to fund our recent acquisitions and our existing development pipeline. Gain recognized on disposition of real estate was $140,051 for the year ended December 31, 2000.

    During the year ended December 31, 1999, we disposed of one office property, fourteen industrial properties and two land parcels for total proceeds of $184,788. In addition to the disposition of land and properties, there were $5,170 of condemnation proceeds and $15,031 of proceeds on a mortgage held by us which was repaid by the borrower in the year ended December 31, 1999.

    During the year ended December 31, 1998, we disposed of one retail property, two office properties, four industrial properties, and two land parcels for total net proceeds of $75,357.

4.  TRANSACTIONS WITH AFFILIATES

    Revenues and Expenses

    We received $1,030 in 2000, $1,178 in 1999 and $2,848 in 1998, for
    management services provided to certain properties that are controlled and operated by either Spieker Northwest, Inc., or SNI, Spieker Griffin/W9 Associates, LLC, or Spieker Partners. Certain of our officers are partners in Spieker Partners.

    Receivable from Affiliates

    The $327 receivable from affiliates at December 31, 2000, and the $144 at December 31, 1999, represent management fees and reimbursements due from SNI, Spieker Griffin/W9 Associates, LLC and Spieker Partners.

    Investment in Mortgages

    Investment in mortgages of $8,827 at December 31, 2000, and $18,725 at December 31, 1999, are loans to SNI. The loans are secured by deeds of trust on real property, bear interest at 8.5% to 9.5%, and mature in 2012. Interest income on the notes of $1,122 for 2000, $1,369 for 1999, and $10,748 for 1998 is included in interest and other income.

    Investments in Affiliates

    The investments in affiliates include an investment in SNI. We own 95% of the non-voting Preferred Stock of SNI. Certain senior officers and one former officer of ours own 100% of the voting stock of SNI. At December 31, 2000, SNI owned 85,114 square feet of office and industrial property located in California. In addition to property ownership, SNI provides property management services to certain properties owned by Spieker Partners.

    Summarized condensed financial information of SNI is presented as follows:


                                                      December 31, 2000       December 31, 1999
                                                      -----------------       -----------------
Balance Sheet:
  Investments in real estate, net                            $10,170               $18,208
  Other assets                                                 1,985                 2,781
                                                             -------               -------
                                                             $12,155               $20,989
                                                             =======               =======

  Mortgages and other liabilities                            $ 9,372               $19,224
  Shareholders' equity                                         2,783                 1,765
                                                             -------               -------
                                                             $12,155               $20,989
                                                             =======               =======


                                                        Year Ended December 31,
                                                        -----------------------
                                                  2000           1999           1998
                                                  ----           ----           ----
Results of Operations:
  Revenues                                      $  2,527       $  3,238       $ 20,688
  Interest expense                                (1,112)        (1,369)       (10,748)
  Other expense                                   (1,590)        (1,849)        (8,812)
                                                --------       --------       --------
    Net Income (Loss) Before Depreciation
    and Gain on Disposition of Real Estate      $   (175)      $     20       $  1,128
                                                ========       ========       ========

    Additionally, investments in affiliates include the 50.0% common interest in Spieker Griffin/W9 Associates, LLC. During 2000, our 37.5% preferred interest in Spieker Griffin/W9 Associates, LLC was converted to common interest. Spieker Griffin/W9 Associates, LLC owns a 535,000 square foot office complex, located in Orange County, California, which we manage.

5.  PROPERTY HELD FOR DISPOSITION

    We continue to review our portfolio and our long-term strategy for properties. Over time we will dispose of assets that do not have a strategic fit in the portfolio. Included in properties held for disposition of $197,602 at December 31, 2000, are thirty properties representing 6,116,975 square feet of industrial property and 242,932 square feet of office property, and four land parcels representing 18.1 acres. One land parcel, one office property, and eighteen industrial properties are located in the Pacific Northwest. One land parcel is located in Southern California. Two land parcels, one office property, and ten industrial properties are located in Northern California. Property held for disposition at December 31, 1999, of $89,220 consisted of one office property and six industrial properties located in the Pacific Northwest, one land parcel and two industrial properties in Northern California, and one land parcel and one industrial property in Southern California.

    The following summarizes the condensed results of operations of the properties held for disposition at December 31, 2000, for the years ended December 31, 2000, 1999 and 1998. Some properties held for disposition were acquired during the periods presented, therefore the net operating income for these periods presented may not be comparable.


                                       2000           1999           1998
                                     --------       --------       --------
Rental Revenues                      $ 34,012       $ 30,728       $ 26,191
Property Operating Expenses(1)         (7,140)        (6,457)        (5,202)
                                     --------       --------       --------
   Net Operating Income                26,872         24,271         20,989
Depreciation and Amortization          (6,036)        (6,853)        (5,886)
Interest                                 (417)          (417)          (417)
                                     --------       --------       --------
Adjusted Net Operating Income        $ 20,420       $ 17,001       $ 14,686
                                     ========       ========       ========



(1) Property Operating Expenses include property related rental expenses and real estate taxes.


6.  DEBT

    As of December 31, 2000 and 1999, debt consists of the following:


                                                                                                 2000            1999
                                                                                                 ----            ----
Unsecured investment grade notes, varying fixed interest rates from 6.65% to
  8.00%, payable semi-annually, due from 2001 to 2027.                                       $1,936,500      $1,836,500
Short-term borrowings, variable interest rates ranging from LIBOR plus 0.70%
  to LIBOR plus 3.50%, due 2003.                                                                 61,619          63,012
Mortgage loans, fixed interest rates varying from 7.00% to 9.88%, due 2001 to 2013. (1)          56,738          97,331
                                                                                             ----------      ----------
                                                                                             $2,054,857      $1,996,843
                                                                                             ==========      ==========

(1) Mortgage loans generally require monthly principal and interest payments.

    Short-term borrowings include a $400,000 unsecured credit facility, which matures in November 2003, with an option to extend one year at our election. The credit facility carries interest at the London Interbank Offering Rate, referred to as LIBOR, plus 0.70%. The one-month LIBOR at December 31, 2000, was 6.57%. The credit facility also includes an annual administrative fee of $50 and an annual facility fee of 0.20%. As of December 31, 2000, we had no amounts outstanding under the facility. During 2000, the credit facility replaced the previous $250,000 unsecured credit facility, which carried interest at LIBOR plus 0.80%.

    As of December 31, 2000, the short-term borrowings also include a $100,000 secured development facility (including revolving commitments of $91,000 and $9,000) which matures in April 2003. The development facility carries interest at LIBOR plus 1.25% for $91,000 of the commitment and LIBOR plus 3.50% for the remaining $9,000 of the commitment. It also includes an annual administrative fee of $35 and an unused facility fee of 0.25%. As of December 31, 2000, the amount drawn on the development facility was $56,577 of the $91,000 commitment and $5,042 of the $9,000 commitment.

    The facilities are subject to financial covenants concerning leverage, interest coverage and certain other ratios. We are currently in compliance with all of the covenants on both facilities.

    The mortgage loans are secured by deeds of trust on related properties. The gross book value of real estate assets pledged as collateral under deeds of trust for mortgage loans was $138,563 at December 31, 2000, and $210,030 at December 31, 1999.


    In December 2000, we issued $200,000 of investment grade rated unsecured notes at 7.65% due December 15, 2010, priced to yield 7.66%. Net proceeds of approximately $198,200 were used to pay off $100,000 of unsecured notes which matured in December 2000, to pay down the credit facility, and to fund development activity.


    Our unsecured investment grade notes are subject to financial covenants concerning leverage, interest coverage and certain other ratios. We are currently in compliance with all of the covenants in the unsecured note agreements governing this indebtedness. As of December 31, 2000, the estimated fair value of our fixed rate debt was approximately $1,994,000, and the carrying amount of our variable rate debt approximated fair value.

    We capitalized interest of $18,094 for the year ended December 31, 2000, $21,034 for 1999 and $16,482 for 1998.

    Future Minimum Debt Schedule

    The scheduled future minimum debt payments of all debt outstanding including short-term borrowings as of December 31, 2000, are as follows:


                                            Year                     Amount
                                            ----                      ------
                                            2001                  $    117,383
                                            2002                       111,669
                                            2003                        63,442
                                            2004                       301,991
                                            2005                       251,328
                                          Thereafter                 1,209,044
                                                                   -----------
                                                                   $ 2,054,857
                                                                   ===========


7.   LEASING ACTIVITY

     Future minimum rentals due from tenants under non-cancelable operating leases in effect at December 31, 2000, are as follows:


                                            Year                       Amount
                                            ----                       ------
                                            2001                  $     689,347
                                            2002                        630,749
                                            2003                        540,782
                                            2004                        455,153
                                            2005                        355,207
                                          Thereafter                  1,044,707
                                                                   ------------
                                                                   $  3,715,945
                                                                   ============

    In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $188,169 for the year ended December 31, 2000, $166,826 in 1999, and $147,850 in 1998. These amounts are included as rental revenue and rental expense in the accompanying consolidated statements of operations. Certain of the leases also provide for the payment of additional rent based on a percentage of the tenant's revenues. Additional rents under these leases were $12 for the year ended December 31, 2000, $380 for 1999, and $528 for 1998. Certain leases contain options to renew.

8.  PARTNERS' DISTRIBUTIONS PAYABLE

    The distributions payable at December 31, 2000, and December 31, 1999, represent amounts payable to the partners of record. The unit holders of record are as follows:


                                                                  December 31, 2000             December 31, 1999
                                                                  -----------------             -----------------
              Units and shares:
                     General Partner units                             65,782,599                    64,961,052
                     Limited Partner units                              8,826,153                     8,822,915
                     Series A Preferred shares                          1,000,000                     1,000,000
                     Series B Preferred shares                          4,250,000                     4,250,000
                     Series C Preferred shares                          6,000,000                     6,000,000
                     Series D Preferred units                           1,500,000                     1,500,000
                     Series E Preferred shares                          4,000,000                     4,000,000

9.  INCOME TAXES

    We have elected to be taxed as a REIT pursuant to Section 856(c)(1) of the Code. As a REIT, we generally will not be subject to federal income tax to the extent that we distribute at least 95 percent of our taxable income to our unit holders. Effective January 1, 2001, we must distribute at least 90 percent of our taxable income to our unit holders to qualify as a REIT. Additionally, REITs are subject to a number of organizational and operational requirements. If we fail to qualify as a REIT in any taxable year, we will be subject to federal and state income taxes (including any applicable alternative minimum taxes) based on our taxable income using respective corporate income tax rates. Even if we qualify for taxation as a REIT, we may be subject to certain state and local taxes on our income and property. We may also be subject to federal income and excise taxes on our undistributed taxable income.

    Taxable income allocable to us was $231,500 for the year ended December 31, 2000, $221,268 for 1999, and $175,228 for 1998. The taxable income allocable to the preferred stockholders and unit holders is estimated to be $39,793 for the year ended December 31, 2000, and was $39,248 for 1999, and $33,846 for 1998.

    Differences between book and taxable income primarily result from temporary differences and permanent differences from deduction of non-cash compensation and stock option exercises. The temporary differences include depreciation of tenant improvements, unearned rental income and certain property dispositions structured as tax-deferred exchanges.

    For the years ended December 31, 2000, 1999 and 1998 approximately 2.25%, 2.87% and 0.28%, respectively, of the distributions paid represent distributions characterized as long-term capital gains, and approximately 1.65%, 1.28% and 0.07%, respectively, represent distributions characterized as Unrecaptured Section 1250 Gains.

10. PARTNERS' CAPITAL

    Preferred Units and Shares

    The 1,000,000 shares of Series A Cumulative Convertible Preferred Stock are convertible into and have voting rights equal to 1,219,512 shares of our Common Stock. The Series A Preferred Stock is redeemable, in whole or in part at our option, at the original issue price of $25.00 per share, plus accrued and unpaid dividends. The dividend per share, calculated on the converted number of shares, is equal to the Common Stock dividend per share, provided that the dividend yield on the preferred stock may not be less than the initial dividend rate thereof. Dividends are payable quarterly in arrears. With respect to the payments of dividends and amounts upon liquidation, the Series A Preferred Stock ranks in parity with our Series B, Series C and Series E Preferred Stocks and ranks senior to our Common Stock.

    The Series B Preferred Stock dividends are payable quarterly in arrears at an annual rate of 9.45% of the initial liquidation preference of $106,250. The Series B Preferred Stock is redeemable at our option, in whole or in part, at a redemption price of $25.00 per share, plus accrued and unpaid dividends. With respect to the payments of dividends and amounts upon liquidation, the Series B Preferred Stock ranks in parity with our Series A, Series C and Series E Preferred Stocks and ranks senior to our Common Stock.

    The Series C Preferred Stock dividends are payable quarterly in arrears at an annual rate of 7.88% of the initial liquidation preference of $150,000. The Series C Preferred Stock is redeemable on or after October 10, 2002, at our option, in whole or in part, at a redemption price of $25.00 per share, plus accrued and unpaid dividends. With respect to the payments of dividends and amounts upon liquidation, the Series C Preferred Stock ranks in parity with our Series A, Series B and Series E Preferred Stocks and ranks senior to our Common Stock.

    In April 1998, we issued 1,500,000 Series D Cumulative Redeemable Preferred Units to an institutional investor for $50.00 per unit. Distributions are payable at an annual rate of 7.6875%. The Series D Preferred Units may be called by the Operating Partnership at par on or after April 20, 2003, and have no stated maturity or mandatory redemption. The Series D Preferred Units are exchangeable for the Series D Cumulative Redeemable Preferred Stock of Spieker Properties, Inc. on or after April 20, 2008.

    In June 1998, we sold 4,000,000 shares of Series E Cumulative Redeemable Preferred Stock for $25.00 per share. Net proceeds of $96,800 were used principally to repay borrowings on the unsecured credit facility and to fund the ongoing acquisition and development of property. The Series E Preferred Stock dividends are payable quarterly in arrears at an annual rate of 8.00% of the initial liquidation preference of $100,000. The Series E Preferred Stock is redeemable on or after June 4, 2003, at our option, in whole or in part, at a redemption price of $25.00 per share, plus accrued and unpaid dividends. With respect to the payments of dividends and amounts upon liquidation, the Series E Preferred Stock ranks in parity with our Series A, Series B and Series C Preferred Stocks and ranks senior to our Common Stock.

    Ownership Limitations

    To maintain our qualification as a REIT, not more than 50 percent of the value of our outstanding shares may be owned, directly or indirectly, by five or fewer individuals (defined to include certain entities), applying certain constructive ownership rules. To help ensure that we will not fail this test, our Charter provides for certain restrictions on the transfer of the Common Stock to prevent further concentration of stock ownership. Moreover, to evidence compliance with these requirements, we must maintain records that disclose the actual ownership of our outstanding Common Stock and will demand written statements each year from the record holders of designated percentages of our Common Stock disclosing the actual owners of such Common Stock.

    Stockholders' Rights Agreement

    On September 30, 1998, we paid a dividend of one right for each outstanding share of Common Stock held of record at the close of business on September 30, 1998, or issued thereafter prior to the Separation Time, as defined in the Rights Agreement referred to below. The rights were issued pursuant to the Stockholders' Protection Rights Agreement, dated as of September 30, 1998, between us and the Bank of New York, as Rights Agent.

11. EMPLOYMENT RETIREMENT AND STOCK PLANS

    Retirement Savings Plan

    Effective January 1, 1994, we adopted a retirement savings plan pursuant to
    Section 401(k) of the Internal Revenue Code, whereby participants may contribute a percentage of compensation, but not in excess of the maximum allowed under the Code. The plan provides for a matching contribution by us, which amounted to $1,132 for the year ended December 31, 2000, $840 for 1999 and $597 for 1998. In addition, we may make additional contributions at the discretion of management. Management authorized additional contributions of $1,068 for the year ended December 31, 2000, $853 for 1999 and $582 for 1998.

    Stock Incentive Plan

    We have adopted the Spieker Properties, Inc. 1993 Stock Incentive Plan (the "Stock Incentive Plan") to provide incentives to attract and retain officers and key employees. Under the Plan as amended on May 22, 1996, the number of shares available for option grant is 9.9% of the number of shares of Common Stock, on a fully converted basis, outstanding as of the last day of the immediately preceding quarter, reduced by the number of shares of Common Stock reserved for issuance through our other stock compensation plans. The strike price on the shares granted is equal to the market price of our stock at the grant date. Shares granted under this plan vest over four or five years.

    Information relating to the employee Stock Incentive Plan from January 1, 1998, through December 31, 2000, is as follows:


                                                                       Weighted Average
                                                                         Option Price       Option Price
                                                          Options          Per Share          Per Share
                                                         ---------       -------------      -------------
Shares under option at December 31, 1997                 4,116,150       $       28.76      $ 20.50-41.38
Granted                                                  1,417,500               38.67        34.63-40.00
Exercised                                                 (278,850)              20.92        20.50-35.19
Forfeited                                                 (167,350)              31.67        20.50-38.75
                                                         ---------       -------------      -------------
Shares under option at December 31, 1998                 5,087,450               31.86        20.50-41.38
Granted                                                    660,000               38.45        35.00-41.00
Exercised                                                 (125,465)              23.27        20.50-35.19
Forfeited                                                 (202,535)              36.63        29.25-38.81
                                                         ---------       -------------      -------------
Shares under option at December 31, 1999                 5,419,450               32.68        20.50-41.38
Granted                                                    944,000               44.79        40.19-53.44
Exercised                                                 (491,290)              30.30        20.50-44.50
Forfeited                                                 (131,700)              39.18        29.25-44.50
                                                         ---------       -------------      -------------
Shares under option at December 31, 2000                 5,740,460               34.73        20.50-53.44
Options exercisable at December 31, 2000                 2,933,858               30.27        20.50-41.38
Shares available for grant at December 31, 2000            391,293


    Directors' Stock Option Plan

    On May 22, 1996, the Directors' Stock Option Plan was amended to increase the number of shares of Common Stock subject to automatic annual option grants to our independent directors from 500 shares to 4,000 shares, to increase the number of shares of Common Stock available for option grant from 30,000 to 150,000, and to provide that, in the event of a change in control, outstanding options will become fully vested. To date, 94,000 shares have been granted under the plan, and 14,000 shares have been exercised.

    Stock Options

    We apply APB 25 and related interpretations in accounting for our stock option plan. Accordingly, no compensation cost has been recognized, as the option price per share equaled the fair value of the common stock on the date of grant. Had compensation cost for the plan been determined based on the fair value at the grant dates for awards under the plan consistent with the method prescribed by Statement of Financial Accounting Standard ("SFAS") No. 123, "Accounting for Stock-Based Compensation," our pro forma net income available to common stockholders would have been reduced by $4,887, $2,761 and $2,090, and pro forma basic and diluted earnings per share would have been reduced to $4.54, $2.90 and $2.85 and $4.40, $2.05 and $2.04,
    respectively, for the years ended December 31, 2000, 1999 and 1998.


    For these disclosure purposes, the fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions used for grants in 2000, 1999, and 1998 respectively: dividend yield of 6.0%, 6.1% and 6.6%; expected volatility of 43.5%, 19.3% and 18.1%; expected lives of five, ten, and six years; and risk-free interest rates of 5.0%, 5.8% and 4.6%. Based on these assumptions, the weighted average fair value of options granted would be calculated as $11.86, $4.70 and $3.36 in 2000, 1999 and 1998 respectively.


    Restricted Stock

    Effective June 9, 1999, the Board of Directors passed a resolution authorizing the issuance of up to 3,164,935 restricted shares of our common stock pursuant to restricted stock agreements, and immediately issued 201,610 of the newly authorized shares in exchange for previously outstanding unvested restricted shares granted in 1997, 1998 and 1999 under the Stock Incentive Plan. As of December 31, 2000, a total of 303,206 restricted shares have been issued.

12. COMMITMENTS AND CONTINGENCIES

    Environmental Matters



    We follow the policy of monitoring our properties for the presence of hazardous or toxic substances. We are not aware of any environmental liability with respect to the properties that would have a material adverse effect on our business, assets or results of operations. There can be no assurance that such a material environmental liability does not exist. The existence of any such material environmental liability would have an adverse effect on our results of operations and cash flows.

    Certain environmental matters have been identified at twelve of our properties. A summary of the matters is as follows:

    - For five of the properties, third parties have assumed the remediation liabilities and have been paying for all remediation costs and/or have indemnified us with respect to the remediation costs for these properties. We estimate based upon currently available information that the costs to remediate the environmental matters at these five properties are approximately $4,000. The costs are projected to be paid over periods of up to 20 years. We have not recorded any liability related to the remediation costs as these costs have been, and we believe will continue to be, paid by the third parties.

    - With respect to one property, an environmental matter was identified adjacent to that property. No contamination has been identified on our property that we believe will require remediation and therefore we believe we have no environmental liability with respect to this property. In addition, we believe that if an environmental liability were identified at our property, third parties associated with the adjacent property would be held responsible.

    - Soil and ground water contamination was found at two of our properties. The contamination at one of the properties was remediated at a cost of approximately $250 and we believe that the remediation with respect to that property has been completed. The remediation cost at the other property is estimated to be approximately $1,300. The cost is estimated to be paid over a 10-year period. A third party is currently paying for the remediation at this property. We have not recorded any liability related to the remediation cost for this property as these costs have been, and we believe will continue to be, paid by the third party.

    - For four of the properties, the extent of the contamination and required remediation, if any, and the allocation of liability among potential responsible parties has not yet been finalized. We estimate based upon currently available information that the costs to remediate the environmental matters at these four properties range from approximately $2,200 to $3,300. We are not able to estimate the periods over which these costs will be incurred. We have recorded a liability of approximately $1,100 related to these four environmental matters based upon our estimated remediation costs and our estimated portion of the remediation liability.


    Lease Commitments

    We have entered into operating ground leases on certain land parcels with periods ranging from 16 to 88 years. Future minimum rental payments required under non-cancelable operating ground leases in effect at December 31, 2000, are as follows:




   Year            Amount
   ----            ------
   2001          $    7,797
   2002               7,817
   2003               7,821
   2004               7,806
   2005               7,831
Thereafter          432,080
                 ----------
                 $  471,152
                 ==========

    The land on which three of our properties are located is owned by Stanford University and is subject to ground leases. The ground leases expire in 2039 and 2040, and unless the leases are extended, the use of the land, together with all improvements, will revert back to Stanford University. The former owners of the three properties prepaid the ground leases through 2011, 2012 and 2017; thereafter, we will be responsible for the ground lease payments, as defined under the terms of the leases. These ground lease payments have been segregated from the total purchase price of the properties, capitalized as leasehold interests in the accompanying consolidated balance sheets, and are being amortized ratably over the terms of the related prepayment periods (18 to 24 years).

    General Uninsured Losses

    We carry commercial general liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. There are, however, certain types of extraordinary losses, which may be either uninsurable, or not economically insurable. Should an uninsured loss occur, we could lose our investment in, and anticipated profits and cash flows from, a property.

    Certain of the properties are located in areas that are subject to earthquake activity; we have therefore obtained excess earthquake insurance for those properties in higher risk earthquake areas. In the event of an earthquake, we are insured for $300,000 of loss, less a deductible of 5% of total insured value per occurrence capped at $50,000. Any losses in excess of $300,000 will be borne by us.

    Litigation

    In the normal course of business, from time to time, we are involved in legal actions relating to the ownership and operations of our properties. In our opinion, the liabilities, if any, that may ultimately result from such legal actions are not expected to have a materially adverse effect on our consolidated financial position, results of operations or cash flows.

13. SEGMENT INFORMATION

    We have five reportable segments or "regions": Pacific Northwest; East Bay/Sacramento, California; Peninsula/North Bay, California; Silicon Valley, California; and Southern California. Each region has a Regional President who is directly responsible for managing all phases of the region's operations including acquisition, development, leasing and property management. Each region includes both office and industrial properties, which are leased to tenants engaged in various types of businesses activities. The accounting policies for the five regions are the same as those described in the summary of significant accounting policies. We evaluate performance based upon the combined net operating income of the properties in each region. Each of the five operating regions consists of differing mixes of office and industrial properties. The rental revenues and net operating income for the regions are not comparable, given the differing mixes of properties within the regions.

    Effective January 1, 2000, the North-East Bay/Sacramento region was split into two regions. The two new regions are called East Bay/Sacramento and Peninsula/North Bay. The 1999 and 1998 rental revenues and net operating income disclosures below have been restated to reflect these two regions. Significant information for the reportable segments for the twelve months ended December 31, 2000, 1999 and 1998 is as follows:


                                           Pacific           East Bay/     Peninsula/      Silicon         Southern
                                           Northwest      Sacramento (1)  North Bay (1)     Valley        California           Total
                                          ------------------------------------------------------------------------------------------
2000 Rental Revenues                      $  144,480      $  118,903      $   95,654      $  182,676      $  202,786      $  744,499
1999 Rental Revenues                         135,068          99,519          72,322         147,955         182,980         637,844
1998 Rental Revenues                         117,920          83,158          55,968         127,756         157,628         542,430

2000 Net Operating Income(2)                 100,486          84,761          68,708         145,658         130,591         530,204
1999 Net Operating Income(2)                  96,317          69,411          49,709         114,532         115,129         445,098
1998 Net Operating Income(2)                  84,843          56,974          38,189          97,326          98,055         375,387

2000 Additions to Properties (3) (4)         179,584              --          79,651              --          58,099         317,334
1999 Additions to Properties (3) (4)          93,690              --              --              --          35,501         129,191
1998 Additions to Properties (3) (4)          65,300          57,600         151,000         184,100         389,680         847,680

2000 Reductions to Properties (3)             54,649         112,362              --           8,754          65,801         241,566
1999 Reductions to Properties (3)             68,043           2,954              --           1,801          58,439         131,237
1998 Reductions to Properties (3)              6,165          31,369              --              --          16,535          54,069

2000 Deployable Assets (5)                 1,085,696         693,551         614,525       1,009,028       1,292,731       4,695,531
1999 Deployable Assets (5)                   938,597         741,845         497,024         963,464       1,244,619       4,385,549
1998 Deployable Assets (5)                   903,047         738,021         412,176         894,281       1,207,212       4,154,737


(1) As of January 1, 2000, the basis of the assets re-allocated from the split of the North-East Bay/Sacramento region was approximately $803,710 to the East Bay/Sacramento region and $477,242 to the Peninsula/North Bay Region.

(2) Net operating income for the properties is calculated by subtracting property related rental expenses and real estate taxes from rental revenues on the accompanying consolidated statements of operations.

(3) See Note 3 to the consolidated financial statements for the related square footage by region of the additions and reductions to properties.

(4) Represents the initial acquisition costs of the properties excluding any additional repositioning costs.

(5) Calculated by taking net investments in real estate, adding back the accumulated depreciation and deducting the investment in mortgages on the accompanying Consolidated Balance Sheets.

14. SUPPLEMENTAL CASH FLOW INFORMATION


                                                                   Year Ended December 31,
                                                                   -----------------------
                                                              2000          1999          1998
                                                            --------      --------      --------
 SUPPLEMENTAL CASH FLOW DISCLOSURE:
   Cash paid for interest                                   $130,259      $114,999      $112,130

 SUPPLEMENTAL DISCLOSURE OF NON-CASH
 TRANSACTIONS:
   Debt assumed in property acquistions                           --        29,475        19,394
   Units issued in connection with property
      acquisitions                                             8,644            --        69,405
   Increase to land and assessment bonds payable                 102           308         4,344
   Write-off of fully depreciated property                    12,729         5,824        11,027
   Write-off of fully depreciated
      furniture, fixtures and equipment                        1,101           538           320
   Write-off of fully amortized deferred financing and
      leasing costs                                            7,649         1,973         2,342
   Restricted Stock grants, net of amortization                  350         1,484            --
   Property acquired through the issuance of Common
      Stock                                                       --            --         6,900
   Limited Partner units conversion to General
      Partner units step up                                    3,656            --            --
   Limited Partner units conversion to General
      Partner units step down                                     --         1,468            --
   Non-cash deposits                                           1,408            --            --

15. QUARTERLY FINANCIAL DATA


                                                                   Quarter Ended
                                                 -----------------------------------------------------
2000                                             March 31,     June 30,    September 30,  December 31,  Total (1)
----                                             ---------     --------    -------------  ------------  ---------
Revenues                                         $169,512      $184,029      $194,056      $206,239      $753,836
Income from operations before disposition
  of real estate                                   53,257        61,336        63,963        61,305       239,863
Net income available to General Partner            57,807        58,995       101,509        81,884       300,195
Net income per Common Operating Partnership
  Unit- diluted                                  $   0.87      $   0.88      $   1.49      $   1.20      $   4.45



                                                                   Quarter Ended
                                                 -----------------------------------------------------
1999                                             March 31,     June 30,    September 30,  December 31,  Total (1)
----                                             ---------     --------    -------------  ------------  ---------
Revenues                                         $150,648      $158,733      $164,600      $169,848      $643,829
Income from operations before disposition
  of real estate                                   47,594        48,716        47,954        51,252       195,516
Net income available to General Partner            36,836        37,509        39,004        73,976       187,322
Net income per Common Operating Partnership
  Unit- diluted                                  $   0.58      $   0.59      $   0.60      $   1.12      $   2.89


16. PENDING MERGER WITH EQUITY OFFICE PROPERTIES

    On February 22, 2001, Equity Office Properties Trust, a Maryland Corporation, EOP Operating Limited Partnership, a Delaware limited partnership of which Equity Office is the sole general partner, the Company and the Operating Partnership entered into an Agreement and Plan of Merger. The merger agreement provides for the merger of the Company with and into Equity Office and for the merger of a newly created limited liability company, all of the ownership interests of which are held by EOP Partnership, with and into the Operating Partnership.

    In the merger of the Company with and into Equity Office, holders of the Company's Common Stock will receive $13.50 in cash and 1.49586 Equity Office Common Shares for each share of the Company's Common Stock. Cash will be paid instead of the issuance of fractional shares. The exchange ratio is not subject to change and there is no "collar" or minimum trading price for the shares of the Company's Common Stock or the Equity Office Common Shares. The merger is subject to the approval of the stockholders of the Company and Equity Office.

                            Spieker Properties, L.P.
                                  Schedule III
                    Real Estate and Accumulated Depreciation
                             As of December 31, 2000


                                                                                          Initial Cost
                                                                     ---------------------------------------------------

                                                                                                           Buildings &
             Project                           Location                Encumbrances         Land           Improvements
------------------------------------------------------------------------------------------------------------------------
             EAST BAY/SACRAMENTO
   10181     455 University                    Sacramento, CA                     $0         $993,704          $1,511,113
   10211     8880 Cal Center Drive             Sacramento, CA                      -        3,804,401          10,148,482
   10231     740 University Avenue             Sacramento, CA                      -          261,250             798,220
   10281     Gateway Oaks II                   Sacramento, CA                      -        1,516,168           4,276,153
   10291     Gateway Oaks I                    Sacramento, CA                      -        2,938,968           9,892,545
   10311     701 University Avenue             Sacramento, CA                      -        1,055,714           3,252,825
   10341     The Orchard                       Sacramento, CA                      -        1,505,937           4,521,812
   10351     555 University Avenue             Sacramento, CA                      -        1,472,559           4,417,677
   10361     575 University Avenue             Sacramento, CA                      -                -             687,723
   10362     601 University Avenue             Sacramento, CA                      -        1,684,489           5,053,468
   10381     Livermore Commerce Center         Livermore, CA                       -        1,476,051           2,860,850
   10391     655 University Avenue             Sacramento, CA                      -        1,152,108           3,456,325
   10481     Huntwood Business Park            Hayward, CA                         -          339,688           1,111,061
   10491     Independent Road Warehouse        Oakland, CA                         -          293,743             875,262
   10511     BayCenter Business Park Ph II     Hayward, CA                         -        1,625,067           4,307,152
   10521     Keebler Warehouse                 Hayward, CA                         -          605,637           1,676,194
   10601     Cabot Boulevard Warehouse         Hayward, CA                         -        1,559,831           4,560,064
   10611     Benicia Commerce Center           Benicia, CA                         -          673,762           3,242,372
   10621     Montgomery Ward                   Pleasant Hill, CA                   -          717,750           3,489,402
   10631     Eden Landing Business Center      Hayward, CA                         -        1,158,197           1,958,841
   10641     The Good Guys Distrib. Ctr.       Hayward, CA                         -        4,936,467           9,293,846
   10681     Point West III- River Park Dr.    Sacramento, CA                      -        1,530,286           3,572,566
   10691     Point West I - Response Road      Sacramento, CA                      -        1,007,734           2,379,740
   10741     BayCenter Business Park Ph I      Hayward, CA                         -        1,500,000           4,105,976
   10751     Point West Commercentre           Sacramento, CA                      -        3,443,730           9,025,615
   10821     732-834 Striker Avenue            Sacramento, CA                      -        1,009,601           2,337,095
   10891     Gateway Oaks III                  Sacramento, CA                      -        1,151,181           3,344,582
   10941     Doolittle Business Center         San Leandro, CA                     -          866,075           2,618,714
   10954     Benicia Ind I (437 Industrial)    Benicia, CA                         -          745,177           2,682,753
   10955     Benicia Ind I (360 Indust Ct)     Benicia, CA                         -          507,991           1,332,787
   11051     3600 American River Drive         Sacramento, CA                      -        1,059,222           4,274,450
   11052     3610 American River Drive         Sacramento, CA                      -          490,859           1,963,435
   11053     3620 American River Drive         Sacramento, CA                      -        1,033,387           4,133,548
   11072     Benicia Ind II (Iowa/Stone)       Benicia, CA                         -          859,140           2,864,406
   11073     Benicia Ind II (Iowa/Indiana)     Benicia, CA                         -        1,113,044           2,828,144
   11074     Benicia Ind II(363 Industrial)    Benicia, CA                         -          891,542           2,240,404
   11111     Benicia Ind Land (080-040-69)     Benicia, CA                         -          252,839                   -
   11161     Port of Oakland                   Oakland, CA                         -        1,693,760           5,091,125
   11281     BayCenter Business Park Ph III    Hayward, CA                         -        1,248,216           3,833,799
   11301     Fidelity Plaza                    Sacramento, CA                      -        1,354,983           3,739,440
   11471     Watergate Tower I                 Emeryville, CA                      -        4,255,014          17,020,647
   11472     Watergate Tower II                Emeryville, CA                      -        5,178,975          20,716,620
   11473     Watergate Tower III               Emeryville, CA                      -       13,556,596          54,227,878
   11474     Baybridge Office Plaza            Emeryville, CA                      -        1,467,077           5,870,708
   11475     Christie Industrial Building      Emeryville, CA                      -          451,156           1,354,069
   11476     Chevy's Restaurant                Emeryville, CA                      -          210,319             491,015
   11477     Shellmound Industrial Building    Emeryville, CA                      -          225,341             676,376
   11478     Tower I Parking Lot (H/C)         Emeryville, CA                      -                -                   -
   11479     Watergate Tower IV                Emeryville, CA             29,264,526        4,319,774          48,927,705
   11621     Point West Corporate Center I     Sacramento, CA                      -        4,388,722          11,879,068
   11651     Point West Corporate Center II    Sacramento, CA                      -        1,000,000              47,489
   11681     Lafayette Terrace                 Lafayette, CA                       -        2,037,282           5,525,912
   11761     Huntwood Business Center          Hayward, CA                         -        2,929,335           8,839,070
   11801     Gateway Oaks IV                   Sacramento, CA                      -        1,448,174           7,689,124
   11841     Treat Towers                      Walnut Creek, CA                    -        4,089,868          56,405,270
   11851     Johnson Ranch Corp Center I       Roseville, CA                       -        4,899,345          13,328,722
   11852     Johnson Ranch Corp Center II      Roseville, CA                       -          808,265           4,025,561
   12031     Roseville Corporate Center        Roseville, CA                       -        1,563,207          10,312,599
   12111     Douglas Corporate Center          Roseville, CA                       -        1,645,319          10,987,967
   12112     Douglas Corporate Center II       Roseville, CA                       -        1,822,812             470,560


                     Costs            Gross Amounts At Which Carried
                  Capitalized                At Close of Period
                                  --------------------------------------
                   Subsequent
                       To                              Buildings &
                   Acquisition          Land           Improvements
------------------------------------------------------------------------

  10181                 $609,961         $993,704          $2,121,074
  10211                1,174,587        3,804,401          11,323,069
  10231                  213,835          261,250           1,012,055
  10281                  963,096        1,516,168           5,239,249
  10291                1,943,439        2,938,968          11,835,984
  10311                  462,874        1,055,714           3,715,699
  10341                1,569,624        1,505,937           6,091,436
  10351                  964,208        1,472,559           5,381,885
  10361                  251,468                -             939,191
  10362                  925,132        1,684,489           5,978,600
  10381                  279,826        1,476,051           3,140,676
  10391                  969,492        1,152,108           4,425,817
  10481                  698,561          339,688           1,809,622
  10491                  379,268          293,743           1,254,530
  10511                  905,553        1,625,067           5,212,705
  10521                   85,800          605,637           1,761,994
  10601                1,161,621        1,559,831           5,721,685
  10611                  208,267          673,762           3,450,639
  10621                   91,906          717,750           3,581,308
  10631                   16,479        1,158,197           1,975,320
  10641                  178,514        4,936,467           9,472,360
  10681                  720,959        1,530,286           4,293,525
  10691                  732,122        1,007,734           3,111,862
  10741                  336,650        1,500,000           4,442,626
  10751                2,205,687        3,443,730          11,231,302
  10821                  188,892        1,009,601           2,525,987
  10891                  824,310        1,151,181           4,168,892
  10941                  304,069          866,075           2,922,783
  10954                  352,884          745,177           3,035,637
  10955                   34,431          507,991           1,367,218
  11051                  708,342        1,059,222           4,982,792
  11052                  275,739          490,859           2,239,174
  11053                  745,160        1,033,387           4,878,708
  11072                  611,565          859,140           3,475,971
  11073                  838,525        1,113,044           3,666,669
  11074                1,069,786          891,542           3,310,190
  11111                   33,085          252,839              33,085
  11161                  235,167        1,693,760           5,326,292
  11281                1,550,042        1,248,216           5,383,841
  11301                1,009,068        1,354,983           4,748,508
  11471                5,658,268        4,255,014          22,678,915
  11472                4,348,243        5,178,975          25,064,863
  11473                5,827,105       13,556,596          60,054,983
  11474                  526,145        1,467,077           6,396,853
  11475                  144,564          451,156           1,498,633
  11476                   57,735          210,319             548,750
  11477                   96,314          225,341             772,690
  11478                1,279,335                -           1,279,335
  11479                        -        4,319,774          48,927,705
  11621                2,621,079        4,388,722          14,500,147
  11651                        -        1,000,000              47,489
  11681                   56,857        2,037,282           5,582,769
  11761                   52,739        2,929,335           8,891,809
  11801                1,867,941        1,448,174           9,557,065
  11841                8,109,059        4,089,868          64,514,329
  11851                  869,498        4,899,345          14,198,220
  11852                  859,722          808,265           4,885,283
  12031                2,707,865        1,563,207          13,020,464
  12111                1,256,844        1,645,319          12,244,811
  12112                        -        1,822,812             470,560


                                                 Date of      Depreciable
                             Accumulated      Construction/      Lives
            Total            Depreciation        Acquired       (Years)
--------------------------------------------------------------------------

 10181        $3,114,778           $738,677        1987           3-40
 10211        15,127,470          3,169,083        1989           3-40
 10231         1,273,305            322,038        1987           3-40
 10281         6,755,417          1,351,687        1992           3-40
 10291        14,774,952          2,730,187        1990           3-40
 10311         4,771,413            980,709        1991           3-40
 10341         7,597,373          1,623,177        1990           3-40
 10351         6,854,444          1,415,860        1990           3-40
 10361           939,191            250,030        1990           3-40
 10362         7,663,089          1,656,540        1990           3-40
 10381         4,616,727                  -        1988           3-40
 10391         5,577,925          1,158,164        1990           3-40
 10481         2,149,310            741,890        1979           3-40
 10491         1,548,273            616,057        1972           3-40
 10511         6,837,772          1,902,620        1984           3-40
 10521         2,367,631            665,640        1985           3-40
 10601         7,281,516          2,253,278        1988           3-40
 10611         4,124,401                  -        1989           3-40
 10621         4,299,058          1,061,076        1989           3-40
 10631         3,133,517            529,176        1990           3-40
 10641        14,408,827          2,086,879        1990           3-40
 10681         5,823,811            747,726        1994           3-40
 10691         4,119,596            635,927        1994           3-40
 10741         5,942,626            774,525        1994           3-40
 10751        14,675,032          1,864,201        1995           3-40
 10821         3,535,588                  -        1995           3-40
 10891         5,320,073            918,718        1995           3-40
 10941         3,788,858            379,455        1996           3-40
 10954         3,780,814                  -        1996           3-40
 10955         1,875,209                  -        1996           3-40
 11051         6,042,014            720,766        1995           3-40
 11052         2,730,033            279,036        1995           3-40
 11053         5,912,095            623,682        1995           3-40
 11072         4,335,111                  -        1996           3-40
 11073         4,779,713                  -        1996           3-40
 11074         4,201,732                  -        1996           3-40
 11111           285,924                  -        1996           3-40
 11161         7,020,052            651,877        1996           3-40
 11281         6,632,057            800,405        1996           3-40
 11301         6,103,491            625,905        1996           3-40
 11471        26,933,929          2,131,157        1997           3-40
 11472        30,243,838          2,441,328        1997           3-40
 11473        73,611,579          6,123,855        1997           3-40
 11474         7,863,930            697,158        1997           3-40
 11475         1,949,789            160,580        1997           3-40
 11476           759,069             52,154        1997           3-40
 11477           998,031             78,285        1997           3-40
 11478         1,279,335             27,939        1997           3-40
 11479        53,247,479                  -        1997           3-40
 11621        18,888,869          1,648,266        1997           3-40
 11651         1,047,489                  -        1997           3-40
 11681         7,620,051            491,057        1997           3-40
 11761        11,821,144            766,533        1997           3-40
 11801        11,005,239          1,058,403        1997           3-40
 11841        68,604,197          3,884,048        1997           3-40
 11851        19,097,565          1,340,010        1997           3-40
 11852         5,693,548            450,799        1997           3-40
 12031        14,583,671            633,276        1997           3-40
 12111        13,890,130            969,042        1997           3-40
 12112         2,293,372                  -        1997           3-40

                            Spieker Properties, L.P.
                                  Schedule III
                    Real Estate and Accumulated Depreciation
                             As of December 31, 2000



                                                                                        Initial Cost
                                                                     ------------------------------------------------------

                                                                                                              Buildings &
             Project                           Location                  Encumbrances       Land              Improvements
   ------------------------------------------------------------------------------------------------------------------------
   12381     Hayward Business Park             Hayward, CA                         -        8,453,559          25,236,562
   12491     Vasco Business Center             Livermore, CA                       -        1,037,345           3,916,149
   12521     Parkshore Plaza - Phase I         Folsom, CA                          -        1,578,273          10,508,489
   12561     Parkshore Plaza - Phase II        Folsom, CA                          -        1,634,925          14,192,758
   12571     Airway Business Park              Livermore, CA                       -        3,862,102           6,384,995
   12621     Parkshore Plaza - Phase III       Sacramento, CA                      -        2,940,116           3,841,852
   12691     Homestead Land (Station Oaks)     Walnut Creek, CA                    -        2,952,225             839,337
                                                                         ------------    ------------        -------------

                                               Total                     $29,264,526     $130,285,384        $487,476,468
                                                                         ============    ============        =============

             PENINSULA/NORTH BAY
   10591     Dubuque Business Center           South San Francisco, CA            $0       $3,491,267          $4,865,732
   10711     Redwood Shores                    Redwood City, CA                    -        3,766,122           4,687,615
   11021     Bayside Corporate Center          Foster City, CA                     -        2,455,163           7,693,285
   11022     Bayside Corporate Center          Foster City, CA                     -                -                   -
   11241     Airport Service Center            Burlingame, CA                      -          668,283           2,013,558
   11331     Wood Island Office Complex        Larkspur, CA                        -        3,796,146          10,143,999
   11511     555 Twin Dolphin Plaza            Redwood City, CA                    -        8,181,629          35,184,734
   11541     Fountaingrove Center              Santa Rosa, CA                      -        4,391,945          11,960,753
   11561     Sierra Point                      Brisbane, CA                        -        2,429,943           8,222,689
   11831     San Mateo BayCenter I             San Mateo, CA                       -        2,464,154          10,422,627
   12081     Vintage Park Office - Bldg. 1     Foster City, CA                     -        2,819,393           7,143,194
   12082     Vintage Park Office - Bldg. 2     Foster City, CA                     -        2,247,790           5,691,142
   12083     Vintage Park Office - Bldg. 3     Foster City, CA                     -        2,071,388           5,018,257
   12091     Vintage Park Industrial           Foster City, CA                     -       25,531,280          70,993,759
   12121     San Mateo BayCenter II            San Mateo, CA              10,453,056        3,307,761          15,306,123
   12401     Metro Center Tower                Foster City, CA                     -                -          77,837,220
   12402     Metro Center (919)                Foster City, CA                     -                -          25,965,490
   12403     Metro Center (989)                Foster City, CA                     -                -          25,312,193
   12404     Metro Center Retail               Foster City, CA                     -                -           5,770,366
   12531     San Mateo BayCenter III           San Mateo, CA                       -        3,214,450          12,853,512
   12541     Skyway Landing I                  San Carlos, CA                      -        9,182,644          13,660,871
   12542     Skyway Landing II                 San Carlos, CA                      -        9,182,644           9,198,053
   12601     Towers @ Shores Center            Redwood Shores, CA         20,283,951       35,577,854          26,650,589
   12641     Larkspur Landing Ofc Park Bld1    Larkspur, CA                        -        3,419,777           9,320,938
   12642     Larkspur Landing Ofc Park Bld2    Larkspur, CA                        -        3,110,263           8,426,778
   12643     Larkspur Landing Ofc Park Bld3    Larkspur, CA                        -        4,832,495          13,081,930
   12701     Drake's Landing                   Greenbrae, CA                       -       10,109,383          27,349,481
                                                                         -----------     -------------       -------------

                                               Total                     $30,737,007     $146,251,774        $454,774,888
                                                                         ===========     =============       =============
             SILICON VALLEY
   10001     Santa Clara Office Center I       Santa Clara, CA              $977,081         $806,700          $3,250,467
   10011     Stender Way II                    Santa Clara, CA                     -          410,687           1,717,408
   10021     Santa Clara Office Center II      Santa Clara, CA                     -          745,099           4,297,184
   10022     Santa Clara Office Center II      Santa Clara, CA                     -                -                   -
   10031     Gateway Office - Phase I          San Jose, CA                        -        1,206,811          11,404,195
   10032     Gateway Office - Phase I Pkg      San Jose, CA                        -                -             174,248
   10041     Scott Boulevard                   Santa Clara, CA                     -          554,191           1,860,159
   10051     Santa Clara Office Center III     Santa Clara, CA                     -          457,272           3,461,470
   10081     Gateway Office - Phase II - A     San Jose, CA                        -          480,385           6,852,031
   10082     Gateway Office - Phase II - B     San Jose, CA                        -          337,128           5,133,951
   10083     Gateway Office - Phase II - C     San Jose, CA                        -          419,107           7,558,654
   10085     Gateway Office Phase II           San Jose, CA                        -        2,268,772           6,806,316
   10101     Stender Way                       Santa Clara, CA                     -          152,000             696,177
   10111     2727 Augustine                    Santa Clara, CA                     -          381,686           1,629,197
   10121     Sunnyvale Business Center         Sunnyvale, CA                       -          241,207             637,194
   10131     The Alameda                       San Jose, CA                        -          966,236           4,854,382
   10141     Creekside Phase I                 San Jose, CA                        -        5,626,480           5,617,095
   10142     Creekside Phase II                San Jose, CA                        -        5,338,940           4,640,485
   10151     North First Office Center         San Jose, CA                        -        6,961,583           6,689,305

             Costs          Gross Amounts At Which Carried
          Capitalized            At Close of Period
                          -----------------------------------
           Subsequent
               To                               Buildings &
           Acquisition        Land              Improvements
 ------------------------------------------------------------
 12381        1,463,529        8,453,559          26,700,091
 12491        2,421,165        1,037,345           6,337,314
 12521        2,905,479        1,578,273          13,413,968
 12561        3,966,132        1,634,925          18,158,890
 12571        1,864,090        3,862,102           8,249,085
 12621                -        2,940,116           3,841,852
 12691                -        2,952,225             839,337
          -------------- ----------------  ------------------

            $75,789,702     $130,285,384        $563,266,170
          ============== ================  ==================


 10591         $776,790       $3,491,267          $5,642,522
 10711          467,518        3,766,122           5,155,133
 11021          291,091        2,455,163           7,984,376
 11022          100,000                -             100,000
 11241           63,995          668,283           2,077,553
 11331        1,432,402        3,796,146          11,576,401
 11511          281,878        8,181,629          35,466,612
 11541        1,360,847        4,391,945          13,321,600
 11561          864,752        2,429,943           9,087,441
 11831          643,794        2,464,154          11,066,421
 12081          128,565        2,819,393           7,271,759
 12082           24,287        2,247,790           5,715,429
 12083          424,163        2,071,388           5,442,420
 12091        1,031,581       25,531,280          72,025,340
 12121          604,209        3,307,761          15,910,332
 12401          865,672                -          78,702,892
 12402           27,662                -          25,993,152
 12403           27,662                -          25,339,855
 12404           10,625                -           5,780,991
 12531          368,524        3,214,450          13,222,036
 12541            2,499,287        9,182,644          16,160,158
 12542                    -        9,182,644           9,198,053
 12601                    -       35,577,854          26,650,589
 12641              425,604        3,419,777           9,746,542


 12642              342,574        3,110,263           8,769,352
 12643              328,576        4,832,495          13,410,506
 12701              106,224       10,109,383          27,455,705
                -----------     ------------        ------------

                $13,498,282     $146,251,774        $468,273,170
                ===========     ============        ============


 10001             $766,283         $806,700          $4,016,750
 10011                    -          410,687           1,717,408
 10021              662,934          745,099           4,960,118
 10022              165,802                -             165,802
 10031            2,617,427        1,206,811          14,021,622
 10032                    -                -             174,248
 10041              431,386          554,191           2,291,545
 10051              650,825          457,272           4,112,295
 10081            2,455,737          480,385           9,307,768
 10082            1,692,975          337,128           6,826,926
 10083            2,042,519          419,107           9,601,173
 10085               18,695        2,268,772           6,825,011
 10101              174,024          152,000             870,201
 10111                    -          381,686           1,629,197
 10121                    -          241,207             637,194
 10131              411,045          966,236           5,265,427
 10141            1,294,215        5,626,480           6,911,310
 10142              790,264        5,338,940           5,430,749
 10151            1,806,805        6,961,583           8,496,110





                                                      Date of    Depreciable
                                  Accumulated     Construction/    Lives
                   Total           Depreciation      Acquired      (Years)
 ----------------------------------------------------------------------------
 12381            35,153,650          2,402,611        1998           3-40
 12491             7,374,659                  -        1998           3-40
 12521            14,992,241            942,497        1998           3-40
 12561            19,793,815          1,055,777        1998           3-40
 12571            12,111,187                  -        1998           3-40
 12621             6,781,968                  -        1999           3-40
 12691             3,791,562                  -        2000           3-40
                ------------        -----------

                $693,551,554        $61,629,766
                ============        ===========


 10591            $9,133,789         $1,836,265        1986           3-40
 10711             8,921,255          1,456,322        1987           3-40
 11021            10,439,539          1,146,447        1996           3-40
 11022               100,000                  -        1997           3-40
 11241             2,745,836            237,400        1996           3-40
 11331            15,372,547          1,175,845        1996           3-40
 11511            43,648,241          3,385,037        1997           3-40
 11541            17,713,545          1,415,128        1997           3-40
 11561            11,517,384            913,540        1997           3-40
 11831            13,530,575          4,059,282        1995           3-40
 12081            10,091,152            570,734        1997           3-40
 12082             7,963,219            439,394        1997           3-40
 12083             7,513,808            442,561        1997           3-40
 12091            97,556,620          5,517,625        1997           3-40
 12121            19,218,093          4,133,770        1997           3-40
 12401            78,702,892          5,201,511        1998           3-40
 12402            25,993,152          1,745,913        1998           3-40
 12403            25,339,855          1,648,736        1998           3-40
 12404             5,780,991            387,292        1998           3-40
 12531            16,436,486            830,362        1998           3-40
 12541            25,342,802            300,516        1998           3-40
 12542            18,380,697                  -        2000           3-40
 12601            62,228,443                  -        1999           3-40
 12641            13,166,319            197,163        2000           3-40
 12642            11,879,615            198,934        2000           3-40
 12643            18,243,001            276,682        2000           3-40
 12701            37,565,088            227,757        2000           3-40
                ------------        -----------

                $614,524,944        $37,744,216
                ============        ===========


 10001            $4,823,450         $1,458,139        1977           3-40
 10011             2,128,095            730,873        1978           3-40
 10021             5,705,217          1,883,747        1980           3-40
 10022               165,802             33,811        1980           3-40
 10031            15,228,433          5,520,652        1981           3-40
 10032               174,248                  -        1981           3-40
 10041             2,845,736            846,091        1976           3-40
 10051             4,569,567          1,565,733        1981           3-40
 10081             9,788,153          3,727,364        1983           3-40
 10082             7,164,054          2,898,396        1983           3-40
 10083            10,020,280          3,857,448        1983           3-40
 10085             9,093,783          1,629,053        1983           3-40
 10101             1,022,201            359,598        1978           3-40
 10111             2,010,883          1,051,039        1975           3-40
 10121               878,401                  -        1987           3-40
 10131             6,231,663          1,945,452        1984           3-40
 10141            12,537,790          2,651,546        1985           3-40
 10142            10,769,689          1,793,187        1985           3-40
 10151            15,457,693          2,949,283        1985           3-40


                            Spieker Properties, L.P.
                                  Schedule III
                    Real Estate and Accumulated Depreciation
                             As of December 31, 2000



                                                                                          Initial Cost
                                                                         -----------------------------------------------
                                                                                                               Buildings &
             Project                           Location                  Encumbrances       Land              Improvements
   ----------------------------------------------------------------------------------------------------------------------
   10161     Cupertino Business Center         Cupertino, CA                       -        4,069,866           4,549,676
   10191     North American Van Lines          San Jose, CA                        -        2,199,551           5,023,269
   10241     2685 Augustine                    Santa Clara, CA             1,240,501          587,358           1,901,082
   10242     2695 Augustine                    Santa Clara, CA                     -          462,074           2,683,989
   10251     Santa Clara Ofc Ctr IV Dennys     Santa Clara, CA                     -          181,634             552,651
   10271     Aspect Telecommunications         San Jose, CA                        -        2,229,772           2,283,005
   10301     Cadillac Court                    Milpitas, CA                        -          959,042           1,494,977
   10321     Ryan Ranch Office Ctr - A         Monterey, CA                        -          359,022             772,669
   10322     Ryan Ranch Office Ctr - B         Monterey, CA                        -          409,195           1,082,153
   10323     Ryan Ranch Office Ctr - C         Monterey, CA                        -          280,522             596,694
   10324     Ryan Ranch Office Ctr - Admin     Monterey, CA                        -                -                   -
   10371     Fremont Bayside                   Fremont, CA                 5,773,268        1,247,069           2,708,494
   10421     Patrick Henry Drive               Santa Clara, CA                     -          933,058           2,704,351
   10431     COG Warehouse                     Milpitas, CA                        -        2,616,039           1,911,130
   10451     Okidata Distribution Center       Milpitas, CA                        -        1,854,892           1,753,601
   10531     Fremont Commerce Center Ph III    Fremont, CA                         -          708,494           1,870,577
   10541     Lockheed Building                 Palo Alto, CA                       -                -           6,264,357
   10551     Xerox Campus                      Palo Alto, CA                       -                -          29,360,411
   10562     Foothill Research Ctr-4005        Palo Alto, CA                       -                -                   -
   10563     Foothill Research Ctr-4009        Palo Alto, CA                       -                -                   -
   10565     Foothill Research Ctr-Common      Palo Alto, CA                       -                -          30,819,577
   10571     Montague Industrial Center        San Jose, CA                2,141,696        2,820,461           9,147,282
   10661     Industrial Drive Warehouse        Fremont, CA                         -        1,822,496           3,796,757
   10671     2180 Sand Hill Road               Menlo Park, CA                      -          466,525           1,283,937
   10701     1900 McCarthy                     Milpitas, CA                        -          845,039           4,219,348
   10761     2905-2909 Stender Way             Santa Clara, CA                     -          385,992           1,174,719
   10781     Meier Central South - Bldg. 1     Santa Clara, CA                     -          325,333           1,105,604
   10782     Meier Central South - Bldg. 2     Santa Clara, CA                     -          479,495           1,296,413
   10783     Meier Central South - Bldg. 3     Santa Clara, CA                     -          402,482           1,088,191
   10784     Meier Central South - Bldg. 4     Santa Clara, CA                     -          425,639           1,150,801
   10785     Meier Central South - Bldg. 11    Santa Clara, CA                     -          440,013           1,189,665
   10786     Meier Central South - Bldg. 12    Santa Clara, CA                     -          498,150           1,346,850
   10791     Meier Mountain View - Bldg. 5     Mountain View, CA                   -          552,438           1,493,628
   10792     Meier Mountain View - Bldg. 6     Mountain View, CA                   -          526,249           1,422,822
   10793     Meier Mountain View - Bldg. 7     Mountain View, CA                   -          594,552           1,607,492
   10794     Meier Mountain View - Bldg. 8     Mountain View, CA                   -          631,004           1,706,047
   10795     Meier Mountain View - Bldg. 9     Mountain View, CA                   -          650,822           1,759,630
   10796     Meier Mountain View - Bldg. 10    Mountain View, CA                   -          584,407           1,580,063
   10797     Meier Mountain View - Bldg. 17    Mountain View, CA                   -          562,748           1,521,503
   10798     Meier Mountain View - Bldg. 20    Mountain View, CA                   -        1,163,131           3,144,978
   10801     Meier Central North - Bldg. 13    Santa Clara, CA                     -          233,085             630,193
   10802     Meier Central North - Bldg. 14    Santa Clara, CA                     -          233,085             630,193
   10803     Meier Central North - Bldg. 15    Santa Clara, CA                     -          228,496             617,786
   10804     Meier Central North - Bldg. 16    Santa Clara, CA                     -          324,000             876,000
   10805     Meier Central North - Bldg. 19    Santa Clara, CA                     -          734,695           1,986,398
   10811     Meier Sunnyvale - Bldg. 18        Sunnyvale, CA                       -          352,776             953,800
   10851     Ryan Ranch Office - Phase II      Monterey, CA                        -          565,580           1,584,330
   10871     Walsh at Lafayette Indust Park    Santa Clara, CA                     -        3,359,291           7,788,617
   10881     Ridder Park                       San Jose, CA                        -        1,794,057           4,443,925
   10911     Cadillac Court II                 Milpitas, CA                        -          845,833           1,166,712
   11031     Ryan Ranch Office II - D          Monterey, CA                        -          420,000           1,617,275
   11151     2290 North First Street           San Jose, CA                        -        1,222,335           4,963,553
   11231     Charcot Business Center           San Jose, CA                        -        2,988,923           9,140,711
   11251     Dixon Landing North - Phase I     Milpitas, CA                        -        3,014,782           5,538,419
   11252     Dixon Landing North - Phase 2     Milpitas, CA                        -        3,239,369           3,133,488
   11261     Kifer Road Industrial Park        Milpitas, CA                        -        3,530,775          11,072,470
   11311     Central Park Plaza                San Jose, CA                        -        9,492,940          25,257,704
   11361     Ravendale at Central              Mountain View, CA                   -        2,018,673           6,082,044
   11521     Metro Plaza (Office)              San Jose, CA                        -       14,036,475          56,402,244
   11522     Metro Plaza (Retail)              San Jose, CA                        -          752,657           3,011,222
   11531     1740 Technology                   San Jose, CA               19,275,338        7,918,598          31,710,229


                Costs            Gross Amounts At Which Carried
              Capitalized               At Close of Period
                              -------------------------------------
               Subsequent
                  To                               Buildings &
               Acquisition        Land            Improvements
   ----------------------------------------------------------------
   10161          167,710        4,069,866           4,717,386
   10191           18,000        2,199,551           5,041,269
   10241                -          587,358           1,901,082
   10242          136,575          462,074           2,820,564
   10251                -          181,634             552,651
   10271          257,644        2,229,772           2,540,649
   10301          349,387          959,042           1,844,364
   10321          692,258          359,022           1,464,927
   10322          407,586          409,195           1,489,739
   10323          430,900          280,522           1,027,594
   10324                -                -                   -
   10371          283,620        1,247,069           2,992,114
   10421        2,674,706          933,058           5,379,057
   10431        1,082,839        2,616,039           2,993,969
   10451          379,538        1,854,892           2,133,139
   10531          216,483          708,494           2,087,060
   10541        2,862,702                -           9,127,059
   10551       14,427,212                -          43,787,623
   10562                -                -                   -
   10563           67,315                -              67,315
   10565        7,474,154                -          38,293,731
   10571          689,047        2,820,461           9,836,329
   10661          168,564        1,822,496           3,965,321
   10671          550,398          466,525           1,834,335
   10701          565,307          845,039           4,784,655
   10761          251,397          385,992           1,426,116
   10781           22,631          325,333           1,128,235
   10782                -          479,495           1,296,413
   10783           37,069          402,482           1,125,260
   10784           34,000          425,639           1,184,801
   10785                -          440,013           1,189,665
   10786          228,605          498,150           1,575,455
   10791           36,000          552,438           1,529,628
   10792                -          526,249           1,422,822
   10793        1,074,250          594,552           2,681,742
   10794                -          631,004           1,706,047
   10795           10,370          650,822           1,770,000
   10796           37,644          584,407           1,617,707
   10797                -          562,748           1,521,503
   10798          128,231        1,163,131           3,273,209
   10801                -          233,085             630,193
   10802                -          233,085             630,193
   10803           50,426          228,496             668,212
   10804                -          324,000             876,000
   10805          121,540          734,695           2,107,938
   10811                -          352,776             953,800
   10851          257,912          565,580           1,842,242
   10871        1,382,535        3,359,291           9,171,152
   10881        2,012,184        1,794,057           6,456,109
   10911          667,138          845,833           1,833,850
   11031          485,978          420,000           2,103,253
   11151          621,965        1,222,335           5,585,518
   11231          332,421        2,988,923           9,473,132
   11251        2,963,012        3,014,782           8,501,431
   11252        1,525,463        3,239,369           4,658,951
   11261          106,852        3,530,775          11,179,322
   11311        2,157,705        9,492,940          27,415,409
   11361          145,643        2,018,673           6,227,687
   11521        2,126,984       14,036,475          58,529,228
   11522          100,563          752,657           3,111,785
   11531        2,420,759        7,918,598          34,130,988



                                                   Date of     Depreciable
                                 Accumulated     Construction/    Lives
                  Total          Depreciation      Acquired      (Years)
   ----------------------------------------------------------------------
   10161         8,787,252          1,697,555        1985           3-40
   10191         7,240,820          1,586,972        1988           3-40
   10241         2,488,440            689,245        1979           3-40
   10242         3,282,638          1,211,643        1989           3-40
   10251           734,285            177,171        1988           3-40
   10271         4,770,421            895,813        1988           3-40
   10301         2,803,406            510,053        1991           3-40
   10321         1,823,949                  -        1992           3-40
   10322         1,898,934                  -        1992           3-40
   10323         1,308,116                  -        1992           3-40
   10324                 -                  -        1992           3-40
   10371         4,239,183            970,441        1990           3-40
   10421         6,312,115          2,118,329        1991           3-40
   10431         5,610,008          1,148,939        1992           3-40
   10451         3,988,031            465,443        1993           3-40
   10531         2,795,554            713,930        1993           3-40
   10541         9,127,059          2,867,662        1993           3-40
   10551        43,787,623         12,739,884        1993           3-40
   10562                 -                  -        1993           3-40
   10563            67,315             20,195        1993           3-40
   10565        38,293,731          8,333,315        1993           3-40
   10571        12,656,790          4,906,647        1993           3-40
   10661         5,787,817            857,276        1995           3-40
   10671         2,300,860            934,046        1973           3-40
   10701         5,629,694            866,318        1994           3-40
   10761         1,812,108            356,883        1994           3-40
   10781         1,453,568            159,427        1995           3-40
   10782         1,775,908            189,060        1995           3-40
   10783         1,527,742            182,268        1995           3-40
   10784         1,610,440            201,259        1995           3-40
   10785         1,629,678            173,493        1995           3-40
   10786         2,073,605            321,865        1995           3-40
   10791         2,082,066            232,821        1995           3-40
   10792         1,949,071            207,495        1995           3-40
   10793         3,276,294            431,372        1995           3-40
   10794         2,337,051            248,799        1995           3-40
   10795         2,420,822            256,786        1995           3-40
   10796         2,202,114            239,837        1995           3-40
   10797         2,084,251            221,886        1995           3-40
   10798         4,436,340            471,224        1995           3-40
   10801           863,278             91,904        1995           3-40
   10802           863,278             91,904        1995           3-40
   10803           896,708            108,284        1995           3-40
   10804         1,200,000            127,750        1995           3-40
   10805         2,842,633            292,897        1995           3-40
   10811         1,306,576            139,096        1995           3-40
   10851         2,407,822                  -        1995           3-40
   10871        12,530,443          1,891,985        1995           3-40
   10881         8,250,166          1,182,984        1995           3-40
   10911         2,679,683            577,911        1995           3-40
   11031         2,523,253                  -        1996           3-40
   11151         6,807,853            759,750        1996           3-40
   11231        12,462,055          1,070,496        1996           3-40
   11251        11,516,213          1,113,674        1996           3-40
   11252         7,898,320            802,729        1996           3-40
   11261        14,710,097          1,157,295        1996           3-40
   11311        36,908,349          3,057,752        1996           3-40
   11361         8,246,360            611,600        1996           3-40
   11521        72,565,703          5,548,019        1997           3-40
   11522         3,864,442            297,981        1997           3-40
   11531        42,049,586          3,499,512        1997           3-40

                            Spieker Properties, L.P.
                                  Schedule III
                    Real Estate and Accumulated Depreciation
                             As of December 31, 2000



                                                                                         Initial Cost
                                                                         -----------------------------------------------

                                                                                                               Buildings &
             Project                           Location                  Encumbrances       Land              Improvements
   ----------------------------------------------------------------------------------------------------------------------
   11661     Gateway Office Phase III - D      San Jose, CA                        -                -          14,910,393
   11662     Gateway Office Phase III - PS     San Jose, CA                        -                -           7,060,769
   11771     Fremont Commerce Center I         Fremont, CA                         -        3,040,601           9,276,540
   11772     Fremont Commerce Center II        Fremont, CA                         -        1,275,000           3,856,826
   11871     Oak Creek I                       Milpitas, CA                        -          962,558           2,924,792
   11872     Oak Creek II                      Milpitas, CA                        -        1,078,081           3,274,337
   11881     Milmont R&D                       Fremont, CA                         -        1,806,606           5,433,395
   11891     Kato R&D                          Fremont, CA                         -        2,002,504           6,101,872
   11911     California Circle II              Milpitas, CA                        -        2,555,551           7,911,555
   12011     Borregas Avenue                   Sunnyvale, CA                       -          780,376           2,417,727
   12101     Ryan Ranch Oaks I                 Monterey, CA                        -          743,333           3,302,060
   12102     Ryan Ranch Oaks II                Monterey, CA                        -          743,333             259,090
   12191     Concourse I                       San Jose, CA                        -        6,785,119          27,140,801
   12192     Concourse II                      San Jose, CA                        -        5,139,102          25,192,000
   12193     Concourse III                     San Jose, CA                        -        8,333,235          33,335,518
   12194     Concourse IV                      San Jose, CA                        -        8,426,150          33,707,177
   12195     Concourse V                       San Jose, CA                        -        8,046,318          17,876,997
   12196     Concourse VI                      San Jose, CA                        -        8,046,318          28,684,431
   12197     Concourse Garage I                San Jose, CA                        -        4,023,110             160,220
   12198     Concourse Garage II               San Jose, CA                        -        2,011,604           7,325,900
   12199     Concourse Retail                  San Jose, CA                        -        1,158,817           2,038,381
   12391     Skyport Plaza West                San Jose, CA                        -       21,290,246          12,540,286
   12392     Skyport Plaza East                San Jose, CA               19,824,792       13,977,471          35,614,232
   12684     Skyport East - Hotel 1            San Jose, CA                        -        3,228,815                   -
   12685     Skyport East - Residential        San Jose, CA                        -        5,857,993                   -
             Other                                                                 -          287,045             805,305
                                                                         -----------     ------------        ------------

                                               Total                     $49,232,676     $229,534,559        $686,406,228
                                                                         ===========     ============        ============


             SOUTHERN CALIFORNIA
   10071     Airport Commerce Center           Bakersfield, CA                    $0         $893,648          $2,744,526
   10981     La Jolla Centre II                San Diego, CA                       -        3,252,653          13,070,059
   10991     One Pacific Heights               San Diego, CA                       -        3,089,433           8,365,526
   11001     Carlsbad Airport Plaza            Carlsbad, CA                        -        1,532,406           4,609,834
   11011     Pacific Point                     San Diego, CA                       -        3,111,202           9,333,605
   11061     Inwood Park                       Irvine, CA                          -        1,517,776           8,955,666
   11062     Inwood Park II                    Irvine, CA                          -          714,993             756,982
   11141     Carmel Valley Centre I            San Diego, CA                       -        1,406,969           5,685,484
   11142     Carmel Valley Centre II           San Diego, CA                       -        1,385,190           5,557,998
   11171     Dove Street                       Newport Beach, CA                   -        1,569,792           6,313,218
   11221     Fairchild Corporate Center        Irvine, CA                          -        2,011,443           8,094,547
   11271     One Pacific Plaza (Office)        Huntington Beach, CA                -        1,610,777           6,484,450
   11272     One Pacific Plaza (Retail)        Huntington Beach, CA                -          410,194           1,641,358
   11321     Corona Corporate Center           Corona, CA                          -          743,147           3,009,125
   11341     One Lakeshore Centre              Ontario, CA                         -        3,899,948          15,441,528
   11351     Pacific View Plaza                Carlsbad, CA                        -        1,404,336           3,823,864
   11371     Centerpark Plaza One              San Diego,CA                        -        1,367,014           5,515,305
   11381     La Place Court                    Carlsbad, CA                        -        1,467,057           5,910,944
   11391     Carmel View Office Plaza          San Diego, CA                       -        1,426,649           5,747,218
   11401     The City - 500 City Parkway       Orange, CA                          -          827,126           3,322,703
   11402     The City - 505 City Parkway       Orange, CA                          -        2,275,956           9,153,959
   11403     The City - 600 City Parkway       Orange, CA                          -        2,483,655           9,983,812
   11421     Centerpark Plaza Two (Ind)        San Diego, CA                       -        1,340,092           4,163,060
   11431     Centerpark Plaza Two (Office)     San Diego, CA                       -          882,852           3,560,615
   11451     Camino West Corporate Park        Carlsbad, CA                        -          980,334           3,945,707
   11481     Brea Park Centre - Bldg A         Brea, CA                            -        1,010,580           2,751,901
   11482     Brea Park Centre - Bldg. B        Brea, CA                            -        1,894,490           5,127,552
   11483     Brea Park Centre - Bldg. C        Brea, CA                            -          620,267           1,681,852
   11491     Bridge Pointe I                   San Diego, CA                       -        2,641,893          15,156,621
   11492     Bridge Pointe II                  San Diego, CA                       -        1,212,131          17,039,677
   11493     Bridge Pointe III                 San Diego, CA                       -        1,384,698           1,250,404


                     Costs        Gross Amounts At Which Carried
                 Capitalized            At Close of Period
                                   ---------------------------------
                  Subsequent
                       To                           Buildings &
                  Acquisition         Land         Improvements
  ------------------------------------------------------------------
  11661              3,630,015                -          18,540,408
  11662                 28,967                -           7,089,736
  11771                142,080        3,040,601           9,418,620
  11772                 43,862        1,275,000           3,900,688
  11871                 53,936          962,558           2,978,728
  11872                 91,276        1,078,081           3,365,613
  11881                243,230        1,806,606           5,676,625
  11891                      -        2,002,504           6,101,872
  11911                 47,813        2,555,551           7,959,368
  12011                479,096          780,376           2,896,823
  12101                681,537          743,333           3,983,597
  12102                      -          743,333             259,090
  12191              2,115,055        6,785,119          29,255,856
  12192              1,595,120        5,139,102          26,787,120
  12193              1,537,832        8,333,235          34,873,350
  12194              1,593,716        8,426,150          35,300,893
  12195              3,984,663        8,046,318          21,861,660
  12196              6,595,341        8,046,318          35,279,772
  12197                 48,461        4,023,110             208,681
  12198                      -        2,011,604           7,325,900
  12199                      -        1,158,817           2,038,381
  12391                 27,833       21,290,246          12,568,119
  12392                340,220       13,977,471          35,954,452
  12684                      -        3,228,815                   -
  12685                      -        5,857,993                   -
                       584,880          287,045           1,390,185
                   -----------     ------------        -------------

                   $93,087,091     $229,534,559        $779,493,319
                   ===========     ============        ============


  10071               $509,579         $893,648          $3,254,105
  10981              1,368,999        3,252,653          14,439,058
  10991                260,723        3,089,433           8,626,249
  11001                253,772        1,532,406           4,863,606
  11011              1,132,143        3,111,202          10,465,748
  11061                901,191        1,517,776           9,856,857
  11062                      -          714,993             756,982
  11141                562,933        1,406,969           6,248,417
  11142                241,306        1,385,190           5,799,304
  11171                751,256        1,569,792           7,064,474
  11221                931,340        2,011,443           9,025,887
  11271              1,045,650        1,610,777           7,530,100
  11272                      -          410,194           1,641,358
  11321                 26,135          743,147           3,035,260
  11341                424,684        3,899,948          15,866,212
  11351                385,248        1,404,336           4,209,112
  11371                530,028        1,367,014           6,045,333
  11381                603,905        1,467,057           6,514,849
  11391                856,107        1,426,649           6,603,325
  11401              1,143,809          827,126           4,466,512
  11402                507,202        2,275,956           9,661,161
  11403              2,644,735        2,483,655          12,628,547
  11421                256,505        1,340,092           4,419,565
  11431                143,343          882,852           3,703,958
  11451                198,141          980,334           4,143,848
  11481                332,017        1,010,580           3,083,918
  11482                434,507        1,894,490           5,562,059
  11483                100,515          620,267           1,782,367
  11491              5,457,237        2,641,893          20,613,858
  11492              3,762,495        1,212,131          20,802,172
  11493                      -        1,384,698           1,250,404


                                                         Date of     Depreciable
                                       Accumulated     Construction/    Lives
                       Total          Depreciation      Acquired      (Years)
  -------------------------------------------------------------------------------
  11661              18,540,408          1,696,692        1997           3-40
  11662               7,089,736            373,095        1997           3-40
  11771              12,459,221            831,626        1997           3-40
  11772               5,175,688            338,864        1997           3-40
  11871               3,941,286            230,177        1997           3-40
  11872               4,443,694            262,130        1997           3-40
  11881               7,483,231            423,939        1997           3-40
  11891               8,104,376            467,931        1997           3-40
  11911              10,514,919            622,022        1997           3-40
  12011               3,677,199            246,101        1997           3-40
  12101               4,726,930                  -        1997           3-40
  12102               1,002,423                  -        1997           3-40
  12191              36,040,975          2,211,802        1998           3-40
  12192              31,926,222          2,018,739        1998           3-40
  12193              43,206,585          2,711,391        1998           3-40
  12194              43,727,043          2,726,039        1998           3-40
  12195              29,907,978            749,434        1998           3-40
  12196              43,326,090            265,850        1998           3-40
  12197               4,231,791              9,329        1998           3-40
  12198               9,337,504            272,278        1998           3-40
  12199               3,197,198             31,538        1998           3-40
  12391              33,858,365          9,470,988        1998           3-40
  12392              49,931,923                  -        1998           3-40
  12684               3,228,815                  -        2000           3-40
  12685               5,857,993                  -        2000           3-40
                      1,677,230            367,417
                 --------------       ------------

                 $1,009,027,878       $131,257,669
                 ==============       ============


  10071              $4,147,753         $1,334,034        1982           3-40
  10981              17,691,711          2,029,027        1995           3-40
  10991              11,715,682          1,130,773        1995           3-40
  11001               6,396,012            690,799        1995           3-40
  11011              13,576,950          1,298,024        1995           3-40
  11061              11,374,633          1,373,586        1995           3-40
  11062               1,471,975                  -        1995           3-40
  11141               7,655,386            809,437        1996           3-40
  11142               7,184,494            711,506        1996           3-40
  11171               8,634,266            782,596        1996           3-40
  11221              11,037,330            999,945        1996           3-40
  11271               9,140,877            981,872        1996           3-40
  11272               2,051,552            170,973        1996           3-40
  11321               3,778,407            301,132        1996           3-40
  11341              19,766,160          1,709,254        1996           3-40
  11351               5,613,448            471,989        1996           3-40
  11371               7,412,347            647,978        1997           3-40
  11381               7,981,906            817,416        1997           3-40
  11391               8,029,974            621,486        1997           3-40
  11401               5,293,638            455,606        1996           3-40
  11402              11,937,117          1,071,909        1996           3-40
  11403              15,112,202          1,889,582        1996           3-40
  11421               5,759,657            514,102        1997           3-40
  11431               4,586,810            407,552        1997           3-40
  11451               5,124,182            416,462        1997           3-40
  11481               4,094,498            345,032        1997           3-40
  11482               7,456,549            579,792        1997           3-40
  11483               2,402,634            153,373        1997           3-40
  11491              23,255,751          1,070,262        1997           3-40
  11492              22,014,303            248,495        1997           3-40
  11493               2,635,102                  -        1997           3-40

                            Spieker Properties, L.P.
                                  Schedule III
                    Real Estate and Accumulated Depreciation
                             As of December 31, 2000



                                                                                         Initial Cost
                                                                         -------------------------------------------------

                                                                                                               Buildings &
             Project                           Location                  Encumbrances       Land              Improvements
   -----------------------------------------------------------------------------------------------------------------------

   11494     Bridge Pointe IV                  San Diego, CA                       -          831,651             476,228
   11501     The City - 3800 Chapman Blvd.     Orange, CA                          -        1,309,617           5,300,831
   11571     Pasadena Financial                Pasadena, CA                        -        5,353,401          21,466,845
   11581     Century Square                    Pasadena, CA                        -        8,318,792          33,360,239
   11591     Brea Corporate Plaza              Brea, CA                            -        2,958,418           8,023,239
   11641     McKesson Building                 Pasadena, CA                        -        5,159,033          13,972,258
   11671     Arboretum Courtyard               Santa Monica, CA                    -        5,718,678          27,363,469
   11691     Brea Financial Commons (120)      Brea, CA                            -        2,844,943           7,689,747
   11692     Brea Financial Commons (140)      Brea, CA                            -        2,409,582           6,513,107
   11711     Sepulveda Center                  Los Angeles, CA                     -        5,046,469          20,297,866
   11721     Brea Corporate Place (135)        Brea, CA                            -          675,083          21,823,293
   11722     Brea Corporate Place (145)        Brea, CA                            -          695,271          19,079,665
   11741     BPA - Land Site B (150)           Brea, CA                            -        1,517,805               2,000
   11742     BPA - Land Sites G & H            Brea, CA                            -                -             657,211
   11743     BPA - Land Site J                 Brea, CA                            -                -              25,237
   11744     BPA - Land Sites L & M            Brea, CA                            -                -             256,840
   11781     790 Colorado                      Pasadena, CA                        -        3,868,533          15,557,914
   11791     Tower Seventeen                   Irvine, CA                          -        4,006,406          36,233,312
   11811     Nobel Corporate Plaza             San Diego, CA                       -        4,511,165          12,269,908
   11821     Pacific Ridge Corporate Centre    Carlsbad, CA                        -        3,873,656          11,095,618
   11921     East Hills Office Park            Anaheim, CA                         -        2,166,615           5,876,550
   11931     Stadium Towers Plaza              Anaheim, CA                         -        3,910,743          35,196,106
   11932     Stadium Towers - Retail           Anaheim, CA                         -          867,429                   -
   11934     Stadium Towers Vacant Retail      Anaheim, CA                         -          409,368              32,453
   11941     Pacific Corporate Plaza           San Diego, CA                       -        2,757,590           8,298,808
   11951     Sorrento Tech I, II & III         San Diego, CA                       -        2,686,323           7,285,739
   11961     Westridge I                       San Diego, CA                       -        1,712,464           4,652,442
   11971     Centerpointe Irvine I             Irvine, CA                          -        1,292,562           3,512,219
   11972     Centerpointe Irvine II            Irvine, CA                          -                -                   -
   11973     Centerpointe Irvine III           Irvine, CA                          -                -                   -
   12061     Park Plaza                        San Diego, CA                       -        2,550,500           6,916,038
   12071     La Jolla Centre I                 San Diego, CA                       -        2,958,803          26,758,880
   12131     Stadium Towers II (Land)          Anaheim, CA                         -        2,087,266           1,954,440
   12132     Stadium Towers II - PS2           Anaheim, CA                         -          288,000                   -
   12141     East Hills Land                   Anaheim, CA                         -        1,720,330             233,589
   12251     City Tower                        Orange, CA                          -        6,617,782          59,562,582
   12261     City Plaza                        Orange, CA                          -        5,526,355          22,195,822
   12271     Marina Business Center Bldg 1     Marina Del Rey, CA                  -        7,731,927          20,904,840
   12281     Marina Business Center Bldg 2     Marina Del Rey, CA                  -                -                   -
   12282     Marina Business Center Bldg 3     Marina Del Rey, CA                  -                -                   -
   12283     Marina Business Center Bldg 4     Marina Del Rey, CA                  -                -                   -
   12291     Cerritos Towne Center I           Cerritos, CA                        -                -           6,535,981
   12292     Cerritos Towne Center II          Cerritos, CA                        -                -          18,023,008
   12293     Cerritos Towne Center III         Cerritos, CA                        -                -          18,161,432
   12294     Cerritos Towne Center IV          Cerritos, CA                        -                -          11,477,404
   12295     Cerritos Towne Center V           Cerritos, CA                        -                -           5,097,491
   12296     Cerritos Towne Center Admin       Cerritos, CA                        -                -                   -
   12297     Cerritos Towne Center VII         Cerritos, CA                        -                -              10,040
   12331     2600 Michelson                    Irvine, CA                          -        5,800,810          52,213,830
   12341     18581 Teller                      Irvine, CA                          -        1,764,831           4,771,580
   12351     SMBP 3420 Ocean Park Blvd         Santa Monica, CA                    -                -          94,075,974
   12352     SMBP 3340 Ocean Park Blvd         Santa Monica, CA                    -                -                   -
   12353     SMBP 3350 Ocean Park Blvd         Santa Monica, CA                    -                -                   -
   12354     SMBP 3330 Ocean Park Blvd         Santa Monica, CA                    -                -                   -
   12356     SMBP 3250 Ocean Park Blvd         Santa Monica, CA                    -                -                   -
   12361     SMBP 3200 Ocean Park Blvd         Santa Monica, CA                    -                -                   -
   12362     SMBP 3150 Ocean Park Blvd         Santa Monica, CA                    -                -                   -
   12365     SMBP 3100 Ocean Park Blvd         Santa Monica, CA                    -                -                   -
   12366     SMBP 3000 Ocean Park Blvd         Santa Monica, CA                    -                -                   -
   12367     SMBP 2900 31st Street             Santa Monica, CA                    -                -                   -
   12368     SMBP 2950 31st Street             Santa Monica, CA                    -                -                   -




                  Costs        Gross Amounts At Which Carried
               Capitalized            At Close of Period
                               ---------------------------------
               Subsequent
                   To                           Buildings &
              Acquisition         Land         Improvements
----------------------------------------------------------------

11494                    -          831,651             476,228
11501            5,609,783        1,309,617          10,910,614
11571              634,593        5,353,401          22,101,438
11581               46,702        8,318,792          33,406,941
11591            1,013,097        2,958,418           9,036,336
11641              155,552        5,159,033          14,127,810
11671            4,898,841        5,718,678          32,262,310
11691              410,561        2,844,943           8,100,308
11692              134,670        2,409,582           6,647,777
11711            1,303,998        5,046,469          21,601,864
11721              153,807          675,083          21,977,100
11722            2,530,049          695,271          21,609,714
11741               12,916        1,517,805              14,916
11742               69,502                -             726,713
11743                    -                -              25,237
11744               22,316                -             279,156
11781              249,818        3,868,533          15,807,732
11791            1,464,095        4,006,406          37,697,407
11811              436,951        4,511,165          12,706,859
11821            3,373,850        3,873,656          14,469,468
11921              316,594        2,166,615           6,193,144
11931            2,608,371        3,910,743          37,804,477
11932                    -          867,429                   -
11934                    -          409,368              32,453
11941            1,192,327        2,757,590           9,491,135
11951            1,435,446        2,686,323           8,721,185
11961                    -        1,712,464           4,652,442
11971              142,747        1,292,562           3,654,966
11972                    -                -                   -
11973               30,111                -              30,111
12061              377,250        2,550,500           7,293,288
12071              685,342        2,958,803          27,444,222
12131                    -        2,087,266           1,954,440
12132                    -          288,000                   -
12141                    -        1,720,330             233,589
12251            2,361,949        6,617,782          61,924,531
12261           11,220,140        5,526,355          33,415,962
12271              707,433        7,731,927          21,612,273
12281               81,826                -              81,826
12282              718,058                -             718,058
12283              347,604                -             347,604
12291              359,315                -           6,895,296
12292              728,458                -          18,751,466
12293            1,348,766                -          19,510,198
12294               14,623                -          11,492,027
12295            1,493,372                -           6,590,863
12296                    -                -                   -
12297                    -                -              10,040
12331            1,927,934        5,800,810          54,141,764
12341              326,564        1,764,831           5,098,144
12351            1,135,655                -          95,211,629
12352              901,525                -             901,525
12353              234,330                -             234,330
12354              219,251                -             219,251
12356              250,968                -             250,968
12361              419,490                -             419,490
12362               29,483                -              29,483
12365            1,164,931                -           1,164,931
12366              479,008                -             479,008
12367              255,544                -             255,544
12368              650,369                -             650,369





                                              Date of        Depreciable
                             Accumulated     Construction/       Lives
              Total          Depreciation      Acquired         (Years)
--------------------------------------------------------------------------

11494          1,307,879                  -        2000           3-40
11501         12,220,231          1,612,975        1996           3-40
11571         27,454,839          2,021,979        1997           3-40
11581         41,725,733          3,126,698        1997           3-40
11591         11,994,754            970,400        1997           3-40
11641         19,286,843          1,291,394        1997           3-40
11671         37,980,988            847,331        1997           3-40
11691         10,945,251            809,109        1997           3-40
11692          9,057,359            572,007        1997           3-40
11711         26,648,333          1,962,350        1997           3-40
11721         22,652,183          1,883,207        1997           3-40
11722         22,304,985          1,686,511        1997           3-40
11741          1,532,721                  -        1997           3-40
11742            726,713                  -        1997           3-40
11743             25,237                  -        1997           3-40
11744            279,156                  -        1997           3-40
11781         19,676,265          1,338,740        1997           3-40
11791         41,703,813          3,429,428        1997           3-40
11811         17,218,024          1,241,542        1997           3-40
11821         18,343,124            540,782        1997           3-40
11921          8,359,759            521,384        1997           3-40
11931         41,715,220          2,803,450        1997           3-40
11932            867,429                  -        1997           3-40
11934            441,821                  -        1997           3-40
11941         12,248,725            715,910        1997           3-40
11951         11,407,508            601,312        1997           3-40
11961          6,364,906            358,755        1997           3-40
11971          4,947,528            294,472        1997           3-40
11972                  -                  -        1997           3-40
11973             30,111              8,341        1997           3-40
12061          9,843,788            643,348        1997           3-40
12071         30,403,025          2,303,778        1997           3-40
12131          4,041,706                  -        1997           3-40
12132            288,000                  -        1997           3-40
12141          1,953,919                  -        1997           3-40
12251         68,542,313          4,938,675        1998           3-40
12261         38,942,317          2,872,136        1998           3-40
12271         29,344,200          1,616,880        1998           3-40
12281             81,826             15,780        1998           3-40
12282            718,058              6,329        1998           3-40
12283            347,604              4,419        1998           3-40
12291          6,895,296            577,062        1998           3-40
12292         18,751,466          1,392,484        1998           3-40
12293         19,510,198          1,283,048        1998           3-40
12294         11,492,027            598,542        1998           3-40
12295          6,590,863            347,951        1998           3-40
12296                  -                  -        1998           3-40
12297             10,040                  -        1998           3-40
12331         59,942,574          3,901,789        1998           3-40
12341          6,862,975            355,260        1998           3-40
12351         95,211,629          7,038,323        1998           3-40
12352            901,525            107,175        1998           3-40
12353            234,330             52,069        1998           3-40
12354            219,251             26,650        1998           3-40
12356            250,968             40,842        1998           3-40
12361            419,490                  -        1998           3-40
12362             29,483              1,282        1998           3-40
12365          1,164,931            317,709        1998           3-40
12366            479,008             62,516        1998           3-40
12367            255,544                  -        1998           3-40
12368            650,369            140,493        1998           3-40

                           Spieker Properties, L.P.
                                  Schedule III
                    Real Estate and Accumulated Depreciation
                            As of December 31, 2000



                                                                                         Initial Cost
                                                                         -------------------------------------------------

                                                                                                               Buildings &
             Project                           Location                  Encumbrances       Land              Improvements
   ----------------------------------------------------------------------------------------------------------------------
   12369     SMBP 2901 28th Street             Santa Monica, CA                    -                -                   -
   12371     SMBP 2850 Ocean Park Blvd         Santa Monica, CA            8,150,039        4,710,231          12,735,067
   12372     Santa Monica Bus. Park ADMIN      Santa Monica, CA                    -                -                   -
   12373     Santa Monica Admin II             Santa Monica, CA                    -                -              16,959
   12374     SMBP Expansion - East Campus      Santa Monica, CA                    -                -             154,931
   12431     California Federal Land           Orange, CA                          -          130,102                   -
   12441     City North Land                   Orange, CA                          -        2,263,818             168,860
   12451     City South Land                   Orange, CA                          -        1,115,732             170,502
   12461     Ontario Gateway I                 Ontario, CA                         -        1,402,128           3,790,939
   12501     Ontario Corporate Center          Ontario, CA                         -        2,097,546           8,390,436
   12511     Carlsbad Centerpointe             Carlsbad, CA                        -        4,776,886           1,166,801
   12551     Ontario Gateway II                Ontario, CA                         -        1,328,829           3,579,153
   12581     Oakbrook Plaza                    Laguna Hills, CA                    -        5,001,979          13,540,174
   12591     Governor Executive Centre         San Diego, CA                       -        2,230,825           6,031,895
   12611     Empire Corporate Center           Ontario, CA                         -        1,742,594           6,968,750
   12631     HighPark Executive Centre         Mission Viejo, CA                   -        5,154,169             718,856
   12661     Santa Monica Gateway              Santa Monica, CA                    -        1,866,685          15,450,800
   12721     The Tower in Westwood             Los Angeles, CA                     -        5,809,652          52,268,373
                                                                          ----------     ------------        ------------

                                               Total                      $8,150,039     $201,948,078        $998,563,671
                                                                          ==========     ============        ============

             PACIFIC NORTHWEST
   20021     Federal Way Office Building       Federal Way, WA                    $0         $297,202            $765,990
   20041     Bellevue Gateway I                Bellevue, WA                        -        4,203,004          10,623,529
   20051     Bellevue Gateway II               Bellevue, WA                        -        1,723,224           6,430,022
   20061     11040 Main Street Building        Bellevue, WA                        -        1,918,096           1,389,065
   20181     North Creek Parkway Centre        Bothell, WA                         -        6,186,779          16,551,463
   20211     Bellefield Office Park            Bellevue, WA                        -        6,573,539          29,829,459
   20241     10700 Building                    Bellevue, WA                        -           24,384           4,668,923
   20271     Kirkland 118 Commerce Center      Kirkland, WA                        -        1,195,205           2,948,035
   20281     ABAM Building                     Federal Way, WA                     -        1,332,001           3,634,366
   20311     Washington Park I                 Federal Way, WA                     -        1,491,366           4,057,714
   20312     Washington Park II                Federal Way, WA                     -          625,424             389,859
   20321     Redmond Heights Tech Center       Redmond, WA                         -        3,136,545           9,324,393
   20341     Southgate Office Plaza I          Renton, WA                          -        1,234,960          10,933,198
   20342     Southgate Office Plaza II         Renton, WA                          -        1,678,521          15,172,632
   20343     Southgate Office Plaza III        Renton, WA                          -        2,058,800             303,313
   20351     Plaza Center                      Bellevue, WA                        -        8,118,890          72,519,863
   20352     US Bank Plaza                     Bellevue, WA                        -                -                   -
   20353     Plaza Center Parking Garage       Bellevue, WA                        -                -                   -
   20371     Gateway 405 Building              Bellevue, WA                        -        1,331,101           3,592,591
   20381     Eastgate Office Park              Bellevue, WA                        -       10,905,980          29,486,365
   20391     Lincoln Executive Center I        Bellevue, WA                        -        4,318,887          11,676,991
   20392     Lincoln Executive Center II       Bellevue, WA                        -        4,298,646          11,622,266
   20393     Lincoln Executive Center III      Bellevue, WA                        -        3,620,984           9,790,069
   20394     Lincoln Executive Center - A      Bellevue, WA                        -          985,969           2,665,767
   20395     Lincoln Executive Center - B      Bellevue, WA                        -        1,172,503           3,170,102
   20401     Quadrant Plaza                    Bellevue, WA                        -        3,351,763          30,115,558
   20411     I-90 Bellevue I                   Bellevue, WA                        -        3,748,370          10,134,482
   20412     I-90 Bellevue II                  Bellevue, WA                        -        3,748,370          10,134,482
   20431     NE 8th Street                     Bellevue, WA                        -       13,050,790           2,713,199
   30001     Park 217 Phase I                  Tigard, OR                          -        2,003,424           1,938,664
   30011     Park 217 Phase II                 Tigard, OR                          -          713,478           1,108,218
   30021     Park 217 Phase III                Tigard, OR                          -           60,054              76,858
   30022     Louis Building                    Tigard, OR                          -           42,162             207,246
   30041     Swan Island                       Portland, OR                  710,763          369,011             456,445
   30051     Columbia Commerce Park            Portland, OR                        -        2,397,116           5,381,220
   30071     Nelson Business Center            Tigard, OR                          -        4,157,476           5,689,184
   30081     Southwest Commerce Center         Tigard, OR                          -          614,545           1,189,636
   30091     5550 Macadam Building             Portland, OR                        -          765,082           3,649,924
   30101     Columbia Commerce Park IV         Portland, OR                        -          836,886           3,682,854


                   Costs        Gross Amounts At Which Carried
               Capitalized            At Close of Period
                                 ----------------------------
                Subsequent
                     To                         Buildings &
              Acquisition         Land         Improvements
-------------------------------------------------------------

12369            72,296                -              72,296
12371         1,009,879        4,710,231          13,744,946
12372               122                -                 122
12373         5,415,101                -           5,432,060
12374                 -                -             154,931
12431                 -          130,102                   -
12441                 -        2,263,818             168,860
12451                 -        1,115,732             170,502
12461           784,867        1,402,128           4,575,806
12501           481,672        2,097,546           8,872,108
12511                 -        4,776,886           1,166,801
12551            48,648        1,328,829           3,627,801
12581           345,405        5,001,979          13,885,579
12591           355,741        2,230,825           6,387,636
12611         1,254,035        1,742,594           8,222,785
12631                 -        5,154,169             718,856
12661                 -        1,866,685          15,450,800
12721                 -        5,809,652          52,268,373
            ------------   -------------      ---------------

            $92,219,156     $201,948,078      $1,090,782,827
            ============   =============      ===============


20021          $182,405         $297,202            $948,395
20041           997,896        4,203,004          11,621,425
20051           538,179        1,723,224           6,968,201
20061           771,886        1,918,096           2,160,951
20181           610,681        6,186,779          17,162,144
20211        10,669,204        6,573,539          40,498,663
20241           485,899           24,384           5,154,822
20271         2,380,761        1,195,205           5,328,796
20281           300,640        1,332,001           3,935,006
20311            64,515        1,491,366           4,122,229
20312                 -          625,424             389,859
20321           281,430        3,136,545           9,605,823
20341         2,331,734        1,234,960          13,264,932
20342                 -        1,678,521          15,172,632
20343                 -        2,058,800             303,313
20351         5,041,410        8,118,890          77,561,273
20352         1,484,244                -           1,484,244
20353         3,178,435                -           3,178,435
20371           245,246        1,331,101           3,837,837
20381         1,540,262       10,905,980          31,026,627
20391           506,777        4,318,887          12,183,768
20392                 -        4,298,646          11,622,266
20393           244,675        3,620,984          10,034,744
20394           175,638          985,969           2,841,405
20395            15,032        1,172,503           3,185,134
20401            22,973        3,351,763          30,138,531
20411             9,698        3,748,370          10,144,180
20412                 -        3,748,370          10,134,482
20431                 -       13,050,790           2,713,199
30001         1,274,564        2,003,424           3,213,228
30011           682,449          713,478           1,790,667
30021           157,752           60,054             234,610
30022            11,747           42,162             218,993
30041           230,727          369,011             687,172
30051           761,877        2,397,116           6,143,097
30071         1,582,862        4,157,476           7,272,046
30081           165,060          614,545           1,354,696
30091           392,377          765,082           4,042,301
30101           37,876          836,886           3,720,730





                                                Date of       Depreciable
                              Accumulated    Construction/       Lives
              Total          Depreciation      Acquired         (Years)
-----------------------------------------------------------------------------
12369              72,296                  -        1998           3-40
12371          18,455,177          1,085,150        1998           3-40
12372                 122                  -        1998           3-40
12373           5,432,060                  -        1998           3-40
12374             154,931                  -        1998           3-40
12431             130,102                  -        1998           3-40
12441           2,432,678                  -        1998           3-40
12451           1,286,234                  -        1998           3-40
12461           5,977,934            436,719        1998           3-40
12501          10,969,654            703,214        1998           3-40
12511           5,943,687                  -        1998           3-40
12551           4,956,630            202,538        1998           3-40
12581          18,887,558            654,135        1999           3-40
12591           8,618,461            265,494        1999           3-40
12611           9,965,379            265,327        1999           3-40
12631           5,873,025                  -        1999           3-40
12661          17,317,485                  -        2000           3-40
12721          58,078,025            217,867        2000           3-40
           --------------  - ---------------

           $1,292,730,905        $85,147,055
           ==============    ===============


20021          $1,245,597           $326,575        1989           3-40
20041          15,824,429          3,900,211        1985           3-40
20051           8,691,425          2,110,249        1988           3-40
20061           4,079,047            730,889        1990           3-40
20181          23,348,923          1,827,535        1997           3-40
20211          47,072,202          5,369,409        1995           3-40
20241           5,179,206            660,937        1996           3-40
20271           6,524,001            713,085        1997           3-40
20281           5,267,007            308,480        1997           3-40
20311           5,613,595            345,750        1997           3-40
20312           1,015,283                  -        1997           3-40
20321          12,742,368            804,591        1997           3-40
20341          14,499,892          1,041,683        1997           3-40
20342          16,851,153          1,230,858        1997           3-40
20343           2,362,113                  -        1997           3-40
20351          85,680,163          6,180,826        1997           3-40
20352           1,484,244             68,620        1997           3-40
20353           3,178,435             18,262        1997           3-40
20371           5,168,938            205,607        1997           3-40
20381          41,932,607          1,381,028        1999           3-40
20391          16,502,655            364,515        1999           3-40
20392          15,920,912            314,760        1999           3-40
20393          13,655,728            300,617        1999           3-40
20394           3,827,374             78,557        1999           3-40
20395           4,357,637             87,859        1999           3-40
20401          33,490,294            629,475        2000           3-40
20411          13,892,550            147,795        2000           3-40
20412          13,882,852            147,795        2000           3-40
20431          15,763,989            166,667        2000           3-40
30001           5,216,652                  -        1980           3-40
30011           2,504,145                  -        1981           3-40
30021             294,664                  -        1981           3-40
30022             261,155                  -        1981           3-40
30041           1,056,183                  -        1978           3-40
30051           8,540,213                  -        1988           3-40
30071          11,429,522                  -        1990           3-40
30081           1,969,241                  -        1989           3-40
30091           4,807,383          1,127,337        1990           3-40
30101           4,557,616                  -        1994           3-40


                            Spieker Properties, L.P.
                                  Schedule III
                    Real Estate and Accumulated Depreciation
                             As of December 31, 2000



                                                                                         Initial Cost
                                                                         -----------------------------------------------

                                                                                                               Buildings &
             Project                           Location                  Encumbrances       Land              Improvements
   -----------------------------------------------------------------------------------------------------------------------

   30111     River Forum I & II                Portland, OR                              2,462,767              16,637,177
   30121     4000 Kruse Way Place              Lake Oswego, OR                 -         2,785,451               7,911,320
   30131     4004 Kruse Way Place              Lake Oswego, OR                 -           981,486               4,012,304
   30141     Marine Drive Distribution Ctr.    Portland, OR                    -         1,166,743               2,317,819
   30151     Marine Drive Distrib. Ctr II      Portland, OR                    -           622,307               1,669,215
   30162     Airport Way Commerce Park II      Portland, OR                    -           239,496                   4,978
   30171     4949 Meadows                      Lake Oswego, OR                 -         2,661,561              11,341,806
   30181     Marine Drive Distrib. Ctr III     Portland, OR                    -         1,760,241               3,586,235
   30191     RiverSide Centre (Oregon)         Portland, OR                    -                 -               9,310,826
   30201     158th Commerce Park               Portland, OR                    -         2,697,321               6,056,475
   30211     Nimbus Corp Ctr - Ph I,II,III     Beaverton, OR                   -        17,750,006              53,160,364
   30212     Nimbus Corporate Center Ph IV     Beaverton, OR                   -                 -                       -
   30213     Nimbus Corporate Center Ph V      Beaverton, OR                   -                 -                       -
   30231     Kelley Point Phase I              Portland, OR                    -         2,096,122              11,268,630
   30232     Kelley Point Phase II             Portland, OR                    -         1,170,139               3,133,436
   30233     Kelley Point Phase III            Portland, OR                    -         3,630,710                 540,070
   30241     One Pacific Square                Portland, OR                    -         3,612,427              32,258,089
   30251     Wilsonville Business Ctr I        Wilsonville, OR                 -         7,329,493              18,246,108
   30252     Wilsonville Business Ctr II       Wilsonville, OR                 -                 -                       -
   30253     Wilsonville Business Ctr III      Wilsonville, OR                 -                 -                       -
   30254     Wilsonville Business Ctr IV       Wilsonville, OR                 -                 -                       -
   30255     Wilsonville Land                  Wilsonville, OR                 -         3,007,221                 360,095
   30261     Kruse Way Plaza I                 Lake Oswego, OR                 -         2,077,892               5,618,754
   30262     Kruse Way Plaza II                Lake Oswego, OR                 -         2,062,788               5,576,918
   30271     Kruse Woods I                     Lake Oswego, OR                 -         5,140,818              13,877,631
   30272     Kruse Woods II                    Lake Oswego, OR                 -         5,300,771              14,311,996
   30273     Kruse Woods III                   Lake Oswego, OR                 -         4,021,541              10,282,177
   30274     Kruse Woods IV                    Lake Oswego, OR                 -         3,860,963              10,434,899
   30275     4900 Meadows                      Lake Oswego, OR                 -         2,536,740               6,270,698
   30276     5000 Meadows                      Lake Oswego, OR                 -         3,810,198               9,449,111
   30277     Kruse Woods V                     Lake Oswego, OR                 -         4,611,862               2,750,658
   30281     4800 Meadows                      Lake Oswego, OR                 -         1,838,615               9,367,796
   30291     Kruse Oaks I                      Lake Oswego, OR                 -         3,242,956              11,980,710
   30292     Kruse Oaks II                     Lake Oswego, OR                 -         3,962,473               1,023,753
   30293     Kruse Oaks III                    Lake Oswego, OR                 -         3,702,880                 995,181
   30294     Kruse Oaks IV                     Lake Oswego, OR                 -         2,318,267                 721,702
   30301     Benjamin Franklin Plaza           Portland, OR                    -         5,009,308              45,084,342
   30311     181st Commerce Park               Gresham, OR                     -         7,582,642               1,665,483
   30321     One Lincoln Center                Portland, OR                    -         4,394,283              17,568,608
   30322     Two Lincoln Center                Portland, OR                    -         2,883,089              11,514,992
   30323     Three Lincoln Center              Portland, OR                    -         3,042,923              12,153,668
   30324     Lincoln Tower                     Portland, OR                    -         7,118,145              28,430,085
   30325     Five Lincoln Center               Portland, OR                    -         4,112,366              16,427,047
   30326     Lincoln Plaza                     Portland, OR                    -           193,158                 772,632
   30327     Lincoln Building                  Portland, OR                    -         1,986,624               7,946,500
   40001     Key Financial Center              Boise, ID                       -           243,210               2,885,062
   40011     Cole Road Warehouse               Boise, ID                       -           114,465                  82,395
                                                                         262,285      ------------          --------------
                                                                    ------------
                                               Total                                  $243,433,005            $767,031,690
                                                                        $973,048      ============          ==============
                                                                    ============
                                               GRAND TOTAL                            $951,452,800          $3,394,252,945
                                                                    $118,357,296      ============          ==============
                                                                    ============

                    Costs        Gross Amounts At Which Carried
                Capitalized            At Close of Period
                                  ---------------------------------
                 Subsequent
                      To                           Buildings &
                Acquisition         Land         Improvements
 -----------------------------------------------------------------

 30111               1,345,034       2,462,767       17,982,211
 30121               1,850,238       2,785,451        9,761,558
 30131               1,450,773         981,486        5,463,077
 30141               1,519,766       1,166,743        3,837,585
 30151                 519,262         622,307        2,188,477
 30162                       -         239,496            4,978
 30171               3,223,433       2,661,561       14,565,239
 30181               1,813,400       1,760,241        5,399,635
 30191                 487,505               -        9,798,331
 30201               5,769,898       2,697,321       11,826,373
 30211               3,384,665      17,750,006       56,545,029
 30212                 470,112               -          470,112
 30213                 358,925               -          358,925
 30231                 630,134       2,096,122       11,898,764
 30232                 172,007       1,170,139        3,305,443
 30233                 205,800       3,630,710          745,870
 30241               1,543,490       3,612,427       33,801,579
 30251                 265,542       7,329,493       18,511,650
 30252                  70,522               -           70,522
 30253                 187,277               -          187,277
 30254                 228,749               -          228,749
 30255                       -       3,007,221          360,095
 30261                 465,764       2,077,892        6,084,518
 30262                 348,478       2,062,788        5,925,396
 30271                 710,019       5,140,818       14,587,650
 30272               2,331,341       5,300,771       16,643,337
 30273                 271,624       4,021,541       10,553,801
 30274                 274,617       3,860,963       10,709,516
 30275                 833,618       2,536,740        7,104,316
 30276                 269,560       3,810,198        9,718,671
 30277                       -       4,611,862        2,750,658
 30281               1,479,994       1,838,615       10,847,790
 30291                 125,461       3,242,956       12,106,171
 30292                       -       3,962,473        1,023,753
 30293                       -       3,702,880          995,181
 30294                       -       2,318,267          721,702
 30301               2,369,326       5,009,308       47,453,668
 30311                       -       7,582,642        1,665,483
 30321                       -       4,394,283       17,568,608
 30322                  32,692       2,883,089       11,547,684
 30323                  59,536       3,042,923       12,213,204
 30324                 188,774       7,118,145       28,618,859
 30325                  16,188       4,112,366       16,443,235
 30326                       -         193,158          772,632
 30327                       -       1,986,624        7,946,500
 40001               2,098,022         243,210        4,983,084
 40011                 483,390         114,465          565,785
              ----------------    ------------   --------------

                   $75,231,847    $243,433,005     $842,263,537
              ================    ============   ==============

              $118$349,826,078    $951,452,800   $3,744,079,023
              ================    ============   ==============



                                                      Date of        Depreciable
                                    Accumulated     Construction/       Lives
                     Total          Depreciation      Acquired         (Years)
 ------------------------------------------------------------------------------
 30111               20,444,978          3,244,230        1994           3-40
 30121               12,547,009          1,660,952        1994           3-40
 30131                6,444,563          1,436,501        1995           3-40
 30141                5,004,328                  -        1995           3-40
 30151                2,810,784                  -        1996           3-40
 30162                  244,474                  -        1996           3-40
 30171               17,226,800          1,913,764        1996           3-40
 30181                7,159,876                  -        1996           3-40
 30191                9,798,331            981,270        1997           3-40
 30201               14,523,694                  -        1997           3-40
 30211               74,295,035          5,267,345        1997           3-40
 30212                  470,112            329,264        1997           3-40
 30213                  358,925             71,597        1997           3-40
 30231               13,994,886                  -        1997           3-40
 30232                4,475,582                  -        1999           3-40
 30233                4,376,580                  -        1999           3-40
 30241               37,414,006          2,658,242        1997           3-40
 30251               25,841,143                  -        1997           3-40
 30252                   70,522                  -        1997           3-40
 30253                  187,277                  -        1997           3-40
 30254                  228,749                  -        1997           3-40
 30255                3,367,316                  -        1997           3-40
 30261                8,162,410            542,608        1997           3-40
 30262                7,988,184            497,459        1997           3-40
 30271               19,728,468          1,187,570        1997           3-40
 30272               21,944,108          1,327,994        1997           3-40
 30273               14,575,342            924,315        1997           3-40
 30274               14,570,479            813,643        1997           3-40
 30275                9,641,056            615,909        1997           3-40
 30276               13,528,869            783,075        1997           3-40
 30277                7,362,520                  -        1997           3-40
 30281               12,686,405            871,347        1997           3-40
 30291               15,349,127                  -        1998           3-40
 30292                4,986,226                  -        1998           3-40
 30293                4,698,061                  -        1998           3-40
 30294                3,039,969                  -        1998           3-40
 30301               52,462,976          3,669,721        1998           3-40
 30311                9,248,125                  -        1998           3-40
 30321               21,962,891            109,804        2000           3-40
 30322               14,430,773             73,660        2000           3-40
 30323               15,256,127             75,960        2000           3-40
 30324               35,737,004            179,401        2000           3-40
 30325               20,555,601            102,669        2000           3-40
 30326                  965,790              4,829        2000           3-40
 30327                9,933,124             49,666        2000           3-40
 40001                5,226,294                  -        1977           3-40
 40011                  680,250                  -        1976           3-40
                 --------------       ------------

                                             Total                  $1,085,696,542       $ 59,982,767
                                                                    ==============       ============

                                             GRAND TOTAL            $4,695,531,823       $375,761,473
                                                                    ==============       ============

    REAL ESTATE AND ACCUMULATED DEPRECIATION SUMMARY

    A summary of activity for real estate and accumulated depreciation is as follows (in thousands):



                                                             Year Ended December 31,
                                                             -----------------------
                                                   2000              1999              1998
                                                   ----              ----              ----
REAL ESTATE:
  Balance at beginning of year                 $ 4,385,549       $ 4,154,737       $ 2,980,897
    Acquisition of properties and limited
      partners' interest                           337,912           359,827         1,141,633
    Improvements                                   276,731           191,407           137,659
    Cost of real estate disposed of               (270,414)         (141,828)          (18,549)
    Property held for disposition                  (21,518)         (172,770)          (75,556)
    Disposition of and write-off of fully
      depreciated property                         (12,729)           (5,824)          (11,347)
                                               -----------       -----------       -----------
  Balance at end of year                       $ 4,695,531       $ 4,385,549       $ 4,154,737
                                               ===========       ===========       ===========

ACCUMULATED DEPRECIATION:
  Balance at beginning of year                 $   316,240       $   240,778       $   169,051
    Depreciation expense                           118,072           101,636            87,638
    Disposal of property                           (24,795)           (2,626)           (2,152)
    Property held for disposition                  (21,027)          (17,724)           (2,412)
    Disposition of and write-off of fully
      depreciated property                         (12,729)           (5,824)          (11,347)
                                               -----------       -----------       -----------
  Balance at end of year                       $   375,761       $   316,240       $   240,778
                                               ===========       ===========       ===========

    The aggregate cost for federal income tax purposes of real estate as of December 31, 2000, was $4,199,013.